Exhibit 99.2

Investor Deep Dive
Compete to win

Christian Sewing
Chief Executive Officer

9 December 2020

Deutsche Bank

Our mindset: Tackling key issues head on

- Phase 1 — ✓ Stabilisation
- Phase 2 — ✓ Transformation
- Phase 3 — ◇ Sustainable profitability

Principle concerns from one year ago

- Stability and competitiveness of Core Bank
- Ability to deliver on cost reductions
- Growing revenues while cutting costs and exiting businesses
- Ability to fund transformation with existing capital resources

We have made material progress

Competitiveness and stability of Core Bank	Ability to deliver on cost reductions	Growing revenues amid transformation	Funding transformation with own resources
>70% Revenues in businesses where we have a market leading position[1]	**11th** Consecutive quarter of YoY cost reductions[2]	**+11%** Operating Leverage 9M 2020	**45%** Capital Release Unit RWA reduction since 2018
8% Core Bank revenue growth 9M 2020 YoY	**€ 3.3bn** Adjusted cost reduction 2018 vs. 2020[3]	**€ 5.2bn** Core Bank PPNR[4] 9M 2020	**85%** Transformation-related charges booked by year-end 2020
✓	✓	✓	✓

(1) Leading defined as top 5 except for Corporate Bank defined as top 6 market position based on 9M 2020 revenues; IB source: 9M 2020 McKinsey data
(2) Adjusted costs excluding transformation charges and bank levies
(3) Reduction in adjusted costs excluding transformation charges and expenses eligible for reimbursement related to Prime Finance compared to 2020 target
(4) 9M 2020 reported Core Bank profit before tax of € 0.9bn. 9M 2020 Core Bank pre-provision net revenues (PPNR) defined as revenues ex. specific items (€ 18,636m) less Adjusted costs excluding transformation charges and bank levies (€ 13,436)

Demonstrating our relevance in challenging times

We are part of the solution in unprecedented times

- **€ 1.5tr**
  ~60% 9M 2020 YoY increase bond issuance volumes
- **>€ 12bn**
  #1 sponsor of KfW programs
- **>250,000**
  Inquiries to our COVID-19 helpdesk

We successfully adapted to a changing environment

- **~€ 75bn**
  Deposit charging agreements in place
- **€ 28bn**
  Net flows in Private Bank and Asset Management in the first nine months
- **>40%**
  Reduction of Deutsche Bank branded branches in Germany since 2016[1]

(1) Including 100 additional branch closures announced in September 2020

We continue to invest in technology and controls

Technology	Controls
37% year-on-year increase in digital App usage in the first nine months of 2020	3m transactions and 1m communications monitored daily
>90k active Autobahn users	30bn valuations analyzed daily
~20bn tradable FX spot prices quoted daily	Investments ongoing, focused on Anti-financial Crime

Our employees are responding positively

People Survey results, July 2020

% of respondents feeling committed to the Bank



57
58
69
2018
2019
2020

% of respondents feeling enabled to do their jobs



63
66
76
2018
2019
2020

87% +10 ppts(1)

People embrace our strategy

People know how their job contributes to delivering the strategy

80% +7 ppts(1)

People feel valued

The environment motivates our people and encourages our speak up culture

70% +17 ppts(1)

People trust our leaders

People have trust and confidence in senior leadership to lead the bank through change

(1) Compared to 2019 results

Encouraging improvement, but still work to do

CDS spreads (in bps)(1)


DB
European peers(2)
38
74
36
20
58
38
10 Dec 2019
03 Dec 2020

Price / Tangible Book Value(3)


0.4
0.6
0.3
0.2
0.6
0.4
10 Dec 2019
03 Dec 2020

(1) 5-year CDS spread, ask price
(2) Peer average of Barclays, BNP Paribas, Credit Suisse, HSBC, Societe Generale and UBS
(3) Share price as of 03 December 2020 divided by most recent tangible book value per share

What's next?

- **Phase 1** — ✓ **Stabilisation**
- **Phase 2** — ✓ **Transformation**
- **Phase 3** — ◇ **Sustainable profitability**

Key questions today

- Continued cost reductions?
- Cost of credit amid pandemic?
- Sustainable revenue growth?
- Capital returns to shareholders?

We have reduced our adjusted cost target

In € bn

Adjusted costs ex. transformation charges[1]


(3.3)
22.8
21.5
19.5
16.7
2018
2019
2020 target
2022 target

€ 2.8bn

Remaining targeted cost reductions to 2022

- Current run rate of annual adjusted costs excluding transformation charges and bank levies at € 18.4bn
- Targeting additional reductions in Capital Release Unit
- Experience from COVID-19 to drive new savings including in real estate
- Execution enabled through Transformation Office agenda

Note: 9M 2020 total noninterest expenses: € 16.2bn

(1) Adjusted costs excluding transformation charges and expenses eligible for reimbursement related to Prime Finance. For further details see slide 26 in the Chief Financial Officer presentation

Maintaining best-in-class credit quality

In basis points of loans

Provision for credit losses


41
17
25-30
2019
2020
2021
2022
Outlook


300
250
200
150
100
50
0
DB
Peer average(1)
158(2)
47(2)
2008
2010
2012
2014
2016
2018
Q3 2020

- Limited exposure to sectors most affected by COVID-19
- Diversified loan book with ~50% of exposure in stable home market
- Superior underwriting standards and risk management framework

(1) Source: Company reports. Peers: Citigroup, Bank of America, JPMorgan, Barclays, BNP Paribas, UBS, Credit Suisse
(2) 2020 Year-to-date provision for credit losses annualized as % of loans at amortized cost

Four businesses, positioned to grow

Revenues excluding specific items, in € bn

Corporate Bank

- Global "Hausbank" in Germany for 150 years
- A leading network across 151 countries
- Charging agreements in place for € 68bn of deposits
- 18%[1] growth in payments
- 6%[1] growth in Asia Pacific



5.2
5.2
5.2
5.5
2018
2019
2020 Outlook
2022 Plan

Investment Bank

- A leading global fixed income and financing business; focused global O&A franchise
- Client reengagement and focused business model driving revenue growth
- Increased market share across key FIC products and O&A



7.3
7.0
9.2
8.5
2018
2019
2020 Outlook
2022 Plan

Private Bank

- Leading German retail bank
- Focused international advisory bank and global wealth manager
- € 9bn net new client loans and € 11bn net new assets in the first nine months 2020



8.2
8.1
8.0
8.3
2018
2019
2020 Outlook
2022 Plan

Asset Management

- Global Asset Manager with a diversified product range
- #1 Retail Asset Manager in Germany
- #2 ETF / ETP provider in Europe
- € 17bn net inflow in the first nine months 2020, one third in ESG



2.2
2.3
2.2
2.3
2018
2019
2020 Outlook
2022 Plan

(1) 9M 2020 year-on-year

Well positioned for key structural trends

Key trends

- Lower interest rates for longer
- Aging societies
- Corporate response to climate change
- Digitalization
- Glocalization


Corporate Bank
Asset Management
Private Bank
Investment Bank

Our response

1. Global financing and transformation
2. Wealth preservation
3. Deep local presence
4. Sustainability

Global financing demand: Aligns with our client franchise and capabilities

Global debt as % of GDP[1]


43ppt
321
317
318
321
363
2016
2017
2018
2019
2020

Global corporate debt maturities[2]

(excludes financials, in USD tr)


USD 0.4tr
1.1
1.4
1.4
1.5
1.6
2021
2022
2023
2024
2025

The opportunity

- COVID-19 has triggered a wave of government and corporate debt issuance
- Clients need advice and financing to navigate the challenges and opportunities of digitization, glocalization and sustainability
- These trends are creating a supportive backdrop for Origination & Advisory, Financing and FIC trading

Our advantage

- A leading fixed income and financing business
- Global "Hausbank" serving German and European clients domestically and abroad
- Competitive technology platform including Autobahn

(1) Source: IFF, November 2020
(2) Source: S&P Global Ratings Research, October 2020

Wealth preservation: Capabilities and distribution to capture increasing client demand

Market implied ECB deposit rates(1)



(0.0)%
(0.2)%
(0.4)%
(0.6)%
2020
2021
2022
2023
2024
2025
...
2030

Global Assets under Management(2)
(in USD tr)



USD 18tr
94
112
2019
2024

The opportunity

- Negative interest rates and aging populations result in client need for wealth preservation and generational transfer of wealth
- Advice and differentiated solutions will be key for clients
- Investment products gain further traction in Germany

Our advantage

- Leading investment advisory bank in Germany and major Eurozone markets
- Only Eurozone Bank with global reach for U/HNWI(3) and entrepreneurs
- DWS provides best-in-class investment products across the traditional, alternative and passive universe, with a leading ESG offering

(1) Source: Bloomberg, Nov 2020; Based on 3M overnight forwards
(2) Source: Oliver Wyman
(3) U/HNWI: ultra-high-net-worth individuals with assets above € 10m

Deep local presence: Leveraging our network

Global trade volume as a % of GDP(1)
(5-year average)


23.3
23.8
21.6
19.2
2006 - 2010
2011 - 2015
2016 - 2020
2021 - 2025

GDP growth rates 2022-25(2)
(in %)


x2
2.6
5.0
Global
Asia-Pacific

The opportunity

- Corporates are increasingly 'thinking globally' but 'acting locally'
- Deep, local market expertise is becoming even more important
- Clients have greater need to manage liquidity, FX and interest rate risks in local as well as international markets

Our advantage

- Presence in ~60 countries, including strong footprint in Asia Pacific and Americas
- Corporate Bank and Investment Bank provide holistic product offering to serve client needs
- Integrated workflow platforms to manage risk

(1) Source: IMF, CPB
(2) Source: DB Research

Sustainability: A key growth driver across all businesses

Deutsche Bank cumulative sustainable financing and investing volumes (in € bn)


58% CAGR
>20
>40
>70
>100
>150
>200
2020
2021
2022
2023
2024
2025 target

Estimated additional investments for the EU to reach 2030 climate and energy targets(1)


~€ 260bn
Green investment gap per year by 2030

The opportunity

- € 1 trillion of sustainable financing mobilized in the European Union by 2030(1)
- ESG compliance quickly gaining relevance among governments, companies and investors
- Growth potential across all businesses and the entire value chain of banking

Our advantage

- Strong capability to generate, structure and distribute assets as a universal bank
- High affinity to sustainability in our European home market with opportunity to export our strengths
- Strong internal ESG policies, including links to management compensation

(1) Source: European Commission

Committed to returning capital to shareholders

Common Equity Tier 1 (CET1) capital ratio



13.6%
13.6%
~13.0%
>12.5%
Minimum regulatory requirement
10.4%
2018
2019
2020 outlook
2022 target

- Committed to maintaining a CET1 ratio above 12.5% through transformation period
- Current CET1 ratio gives sufficient headroom to support clients and absorb regulatory inflation
- Remain committed to € 5bn of capital for distribution to shareholders from 2022

Our path to a new bank continues

Our promise in July 2019



On our way to a new bank
Our ambition
To achieve that we have to transform the way we work
Transform DB into an organization that is inspired by our clients and continuously designed by our staff.
Client obsessed
Entrepreneurial
Tech driven
Sustainable

Our evolved management agenda

- Client centricity
- Leadership
- Technology
- Sustainability
- Risk Management

Summary: We will continue to deliver

- Transformation is on track – refocused business model and strategy is working
- Commitment to cost reductions, strong risk management and robust balance sheet are unchanged
- Positive momentum with clients and employees supports confidence in revenue outlook
- Well positioned to benefit from long-term structural growth trends
- Clear path to deliver consistent profitability and capital returns

We remain committed to our 2022 plans and targets

Group revenue plan	Adjusted costs[1]	CET1 ratio	Group RoTE
~€ 24.4bn	€ 16.7bn	>12.5%	8%

❯ € 5bn of capital for distribution to shareholders from 2022

(1) Adjusted costs excluding transformation charges



Appendix

Our macroeconomic assumptions are conservative

GDP growth (in %)		2020	2021	2022
	Global	(4.8)	4.1	3.6
	Germany	(5.5)	4.1	2.8

GDP to recover to pre-COVID-19 levels by early 2022

Interest rates (3 months, in %)		2020	2021	2022
	EUR	(0.52)	(0.54)	(0.52)
	USD	0.25	0.28	0.39

Lower for longer interest rates

Cautionary statements

Non-IFRS Financial Measures

This document contains non-IFRS financial measures. For a reconciliation to directly comparable figures reported under IFRS, to the extent such reconciliation not provided herein, please refer to the Financial Data Supplement which can be downloaded from www.db.com/ir.

Forward-Looking Statements

This document contains forward-looking statements. Forward-looking statements are statements that are not historical facts; they include statements about our beliefs and expectations and the assumptions underlying them. These statements are based on plans, estimates and projections as they are currently available to the management of Deutsche Bank. Forward-looking statements therefore speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

By their very nature, forward-looking statements involve risks and uncertainties. A number of important factors could therefore cause actual results to differ materially from those contained in any forward-looking statement. Such factors include the conditions in the financial markets in Germany, in Europe, in the United States and elsewhere from which we derive a substantial portion of our revenues and in which we hold a substantial portion of our assets, the development of asset prices and market volatility, potential defaults of borrowers or trading counterparties, the implementation of our strategic initiatives, the reliability of our risk management policies, procedures and methods, and other risks referenced in our filings with the U.S. Securities and Exchange Commission. Such factors are described in detail in our SEC Form 20-F of 20 March 2020 under the heading "Risk Factors." Copies of this document are readily available upon request or can be downloaded from www.db.com/ir.

Investor Deep Dive

James von Moltke
Chief Financial Officer

9 December 2020

Deutsche Bank

Summary

- On track to achieve 2020 financial and transformation milestones
- Further improvements in core franchises largely offset additional headwinds
- Capital Release Unit wind-down continues – focus on reducing assets and costs
- Continued disciplined capital allocation
- Working towards 8% ROTE target in 2022

Significant improvement in profitability

In € bn, unless stated otherwise

Operating leverage[1]



Group
Core Bank
(1)%
3%
11%
12%
2019
9M 2020

Adjusted profit before tax[2]



2.3
40%
3.2
Core Bank
(1.7)
(1.7)
Capital Release Unit
9M 2019
9M 2020

Note: Throughout this presentation totals may not sum due to rounding differences, specific items defined on slide 28
(1) Year-on-year change in % of revenues ex specific items less year-on-year change in % of adjusted costs ex transformation charges. Detailed on slide 30
(2) Detailed on slide 29

On track to achieve financial milestones

	9M 2020	2020 milestones
Adjusted costs(1)	€ 14.9bn	€ 19.5bn
Provision for credit losses (in bps of loans)(2)	47bps	35 – 45bps
Leverage ratio(3)	4.4%	4.5%
CET1 ratio	13.3%	At least 12.5%
Capital Release Unit RWA	€ 39bn	€ 38bn

(1) 9M 2020 noninterest expenses: € 16.2bn. Adjusted costs excluding transformation charges and expenses eligible for reimbursement related to Prime Finance. Detailed on slide 28
(2) Year-to-date provision for credit losses annualized as % of loans at amortized cost (€ 433bn as of 30 September 2020)
(3) 9M 2020 leverage exposure excludes certain central bank balances following the implementation of the CRR Quick Fix

Our path to higher returns

2022 plan

Revenues	~€ 24.4bn
Adjusted cost[(1)]	€ 16.7bn
Provision for credit losses	€ 1.2bn
Profit[(2)]	€ 4.5bn
Average tangible equity	€ 50bn

RoTE 8%

(1) Adjusted cost excluding transformation charges
(2) Before noncontrolling interests and AT1 coupon payments

Working to offset additional revenue headwinds

In € bn


~24.5
~0.8
~0.6
~0.2
Investment Bank
Other core businesses
~0.2
~0.1
~(1.2)
~24.4
2022 revenue plan (Dec 2019)
Revised business outlook
Funding costs
Passing through negative interest rates
Additional interest rate impact
2022 revenue plan (Dec 2020)

Businesses delivering on growth initiatives

- Client reengagement
- Targeted transformation in FIC

- Focus on Asia Pacific
- Targeted growth investments incl. payments



Investment Bank
Corporate Bank
Private Bank
Asset Management

- Loan volume and investment product growth
- Repricing

- Expand partnerships
- ESG, alternatives and passive

Updated revenue growth assumptions

Compound annual growth rate in revenues

	2018 – 2022 (Dec 2019)	2018 – LTM[2] Q3 2020	Updated plan: LTM[2] Q3 2020 – 2022	Updated plan: 2018 – 2022
Core Bank[1]	1%	2%	0%	1%
Corporate Bank	3%	(1)%	3%	1%
Investment Bank	2%	10%	(2)%	3%
Private Bank	0%	(3)%	2%	0%
Asset Management	1%	3%	1%	2%

(1) Includes Corporate & Other not shown on this page
(2) Last 12 months

Reducing our 2022 adjusted cost target

In € bn

Adjusted costs ex transformation charges[1]



(2.0)
~(1.0)
(1.8)
21.5
19.5
~18.5
16.7
2019
2020 target
2021 plan
2022 target

- 2022 adjusted cost target reduced by € 0.3bn
- ~80% of 2021 reductions already in run-rate
- 2021 plan includes investments in German retail IT integration

(1) Adjusted costs excluding transformation charges and expenses eligible for reimbursement related to Prime Finance. Detailed on slide 28

All businesses executing on planned cost reductions

Adjusted costs excluding transformation charges, in € bn



(3.3)
22.8
21.5
19.5
(2.8)
(0.5)
(0.5)
(0.8)
0.0
(0.3)
(0.7)
16.7
Corporate Bank
— Measures across infrastructure
Investment Bank
— Technology and support costs
Private Bank
— Infrastructure and distribution channel optimization
Capital Release Unit
— Allocated cost reductions and bank levies
2018
2019(1)
2020 target(1)
Corporate Bank
Investment Bank
Private Bank
Asset Management
Corporate & Other
Capital Release Unit
2022 target

(1) Adjusted costs excluding transformation charges and expenses eligible for reimbursement related to Prime Finance. Detailed on slide 28

Continued disciplined cost management

In € bn



2020 target(1)
19.5
Compensation and benefits
(1.4)
Information Technology
(0.9)
Professional Services
(0.2)
Occupancy
(0.1)
Other & Bank levies
(0.2)
€ (2.8)bn
2022 target
16.7

- Compensation and benefit cost reduction primarily driven by smaller workforce. Focus on preserving revenue-generating capabilities
- IT costs decline on greater efficiency and more focused investments
- Ongoing management efforts to reduce professional service fees
- Occupancy cost decline reflecting COVID-19 learnings and real estate rationalization

(1) Adjusted costs excluding transformation charges and expenses eligible for reimbursement related to Prime Finance. Detailed on slide 28

Bank levies should decline

In € bn



0.7
0.6
0.6
~0.3
~0.4
2018
2019
2020
2021
2022
Outlook

2020	— Flat year-on-year despite reductions in balance sheet, reflecting changes in the Single Resolution Board's assessment basis and assumptions
Outlook	— Assumes a Single Resolution Fund (SRF) target fund size of € 55bn(1) — 2021 to benefit from reduction in legal entities, mainly driven by group internal mergers — 2022 will be negatively impacted by an expected increase in the UK bank levy and by changes in the SRF basis

(1) Expected decision in March / April 2021

Transformation-related effects

In € bn



Deferred tax asset valuation adjustment
2.8
Pre-tax items
Goodwill impairment(1)
1.0
Restructuring & Severance(2)
0.7
Real estate charges
0.1
Software impairment(3)
1.0
Other
0.0
0.1
0.7
0.1
0.2
0.1
0.2
0.4
0.1
0.1
0.2
0.1
0.1
2019
2020
2021
2022

	2019-2022 expected cumulative effects: Dec 2019 estimate	2019-2022 expected cumulative effects: Dec 2020 estimate	Expected % of total incurred in 2019 – 2020
Deferred Tax Asset valuation adjustment	3.4	3.1	94%
Nonoperating costs(4): Goodwill impairment	1.0	1.0	100%
Nonoperating costs(4): Restructuring & Severance	1.8	1.9	74%
Transformation charges(5): Real estate charges	0.3	0.4	67%
Transformation charges(5): Software impairment/ accelerated amortization	1.4	1.3	92%
Transformation charges(5): Other	0.2	0.4	27%
Total transformation-related effects			**85%**

Note: Estimated restructuring and severance, impairments, deferred tax valuation adjustments and other transformation charges in future periods are preliminary and subject to change. Non-tax items are shown on a pre-tax basis

(1) Non-tax deductible
(2) Excludes H1 2019 Restructuring & Severance of € 0.1bn, prior to the strategic announcement on 7 July 2019
(3) Includes accelerated software amortization
(4) Excluded from adjusted costs
(5) Included in adjusted costs

Consistent, focused execution

In € bn, unless stated otherwise

Risk weighted assets


(45)%
72
65
56
46
44
43
39
2018
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020

Leverage exposure


(68)%
281
249
177
127
118
102
90
2018
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020

Adjusted costs[(1)], in € m


(45)%
611
557
497
414
376
335
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020

Achievements since 2018

Liberating capital

€ 33bn RWA reduction

Reducing low-yielding assets

€ 191bn leverage exposure reduction

Consistent cost reduction

€ 1.5bn reduction in Adjusted costs excluding transformation charges[(2)]

(1) Adjusted costs excluding transformation charges and bank levies
(2) Includes ~€ 350m of yearly expenses eligible for reimbursement related to Prime Finance

De-leveraging costs materially better than planned

In € m

Revenue impact from de-leveraging events[1]


10
5
0
(5)
(10)
Jul 2019
Oct 2019
Jan 2020
Apr 2020
Jul 2020
Oct 2020

- Portfolio principally derivatives assets which are held at fair value
- Portfolio subject to regular independent price verification process using market price inputs
- De-leveraging impacts on over 400 events +/- € 10m
- A small number of events fall outside this range (through exit or readacross) with attractive lifetime capital outcomes
- Future path expected to follow a similar profile

(1) Each dot represents a revenue event which may comprise the impact on a single asset or a portfolio of trades and includes a small number (<5) of fair value adjustments on unsold positions. This includes de-leveraging events across CRU's portfolio for 3Q19-3Q20, including those with zero revenue impact (e.g. trade compressions). Chart shows only the de-leveraging events where the revenue outcome was between € (10)m and € 10m (98% of total events recorded in the period)

Continued focus on economically rational de-leveraging

In € bn, unless stated otherwise

Risk weighted assets


46
38
32
2019
2020 target
2022 target

Leverage exposure – CRD4, fully loaded


127
80
51
2019
2020 target
2022 target

Estimated year-end 2022 profile


Approx. weighted average life(1) (in years)
32
51
Rates
6
Fixed Income
2
Other
1
Operational risk
23
35
3
2
11
— Assets structurally challenging or inefficient to exit (e.g. DB-issued structured notes)
7
— Assets structurally challenging to exit
5
— Includes Polish FX mortgages
8
— Central Liquidity Reserves (incremental € 10bn allocated to CRU in 2021)
RWA
Leverage exposure

(1) Weighted based on RWA and Leverage exposure

Additional cost reductions

Adjusted costs excluding transformation charges, in € bn


(1.5)
3.3
2.6
1.8
(1.0)
(0.3)
(0.3)
(0.2)
(0.1)
0.8
2018
2019
2020 Outlook
Prime Finance
Allocated costs
Bank levies
Other
2022 Plan
0.8
0.1
0.4
0.1
0.1
0.2
Direct compensation and non-compensation costs for portfolio expected to remain in 2022
Business aligned service allocations of Tech, Operations and other Infrastructure functions. Costs are linked to business activities – expected to reduce over time
Share of group costs such as buildings, corporate insurance (linked to size)
Bank levies driven by balance sheet size
Residual enterprise cost allocations. Fixed / semi-fixed overhead expenses not linked to business demand. Reduced only as part of group-wide initiatives

Disciplined resource allocation

Average allocated tangible shareholders' equity



Asset Management
Corporate Bank
Private Bank
Investment Bank
Capital Release Unit
3%
18%
19%
38%
37%
21%
Sales & trading(1)
3%
18%
19%
40%
20%
4%
19%
21%
44%
13%
~0ppt
~1ppt
~3ppt
~0ppt
~(5)ppt
4%
20%
24%
44%
31%
8%
Sales & trading(1)
~5%
~20%
~25%
~45%
~5%
2018
Q3 2019
Q3 2020
2022 Plan (Dec 2020)
2022 Plan (Dec 2019)

(1) Based on Q3 2020 reporting structure

Improving returns over time



9M 2020 post-tax return on tangible equity[1]
Private Bank
2%
Corporate Bank
4%
Investment Bank
11%
Asset Management
22%
2022 targeted post-tax return on tangible equity
Private Bank
8-9%
Corporate Bank
11-12%
Investment Bank
9.5-10.5%
Asset Management
>20%

(1) Adjusted for specific revenue items, impairments of goodwill and other intangible assets, transformation costs, restructuring and severance

Our path to improved Core Bank returns

Return on tangible equity



6%
2%
(0%)
2%
0%
1%
>9%
9M 2020 Core Bank ex items(1)
Corporate Bank
Investment Bank
Private Bank
Asset Management
Corporate & Other
2022 Core Bank Plan

(1) Adjusted for specific revenue items, impairments of goodwill and other intangible assets, transformation costs, restructuring and severance, deferred tax asset valuation and tax effects from share based payments. 9M 2020 Core Bank reported post-tax return on tangible equity: 4.3%. Detailed on slide 31

Our path to improved Group profitability

Return on tangible equity



Cost/ Income ratio(1)
87%
70%
8%
2%
0%
1%
4%
2%
(1%)
9M 2020 ex items(2)
Revenue drivers
Cost drivers
Provision for credit losses
Other(3)
Capital Release Unit
2022 Group target
Core Bank

(1) Cost/income ratio defined as total noninterest expenses as a percentage of reported total net revenues
(2) Items include specific revenue items, impairments of goodwill and other intangible assets, transformation costs, restructuring and severance, deferred tax asset valuation and share based payments adjustments. 9M 2020 reported return on tangible equity: 0.2%. Detailed on slide 31
(3) Includes impacts from nonoperating costs, additional equity components and tangible equity

Prudently deploying resources to offset headwinds

Net balance sheet[1] (€ bn)



995
~980
~930
Liquidity Reserves
253
~210
Trading and related assets
249
~230
Loans
433
~490
Other
60
~50
Q3 2020
2022 (Dec 2020)
2022 (Dec 2019)

Leverage ratio (in %)



Exclusion of certain central bank balances
4.4
0.4
4.1
~(0.4)
~0.1
~0.4
~4.5
5.0
Q3 2020
Change in definition of cash
Delever-aging
Capital growth
2022 target (Dec 2020)
2022 target (Dec 2019)

(1) Net balance sheet of € 995bn is defined as IFRS balance sheet (€ 1,388bn) adjusted to reflect the funding required after recognizing (i) legal netting agreements (€ 267bn), cash collateral received (€ 47bn) and paid (€ 40bn) and offsetting pending settlement balances (€ 39bn)

Well positioned to offset regulatory headwinds

Risk weighted assets, in € bn

Guidance	2020	2021	2022	2023	2024	…	2028/ 2029
July 2019	25	5	-	25	-	…	Not given
December 2019	15	15	-	-	25	…	10% – 15% of RWA(1)
December 2020	10	15	5	-	25	…	10% – 15% of RWA(1)
		Principally EBA guideline			Basel 3 final rules (internal models)		Basel 3 final rules (output floors)

(1) Compared to Q3 2020 total risk weighted assets

Managing our capital position

CET1 ratio outlook, in %


€ 5bn capital to be returned to shareholders from 2022
13.3
~13.0
~1.2
~(0.3)
~(0.4)
~(0.6)
~13.0
10.4%
Maximum Distributable Amount(2)
Q3 2020
2020
Core Bank capital accretion(1)
Capital return to shareholders
Capital Release Unit net impact
Regulatory impact
2022

(1) Includes AT1 coupon payments
(2) Per 2020 regulatory / supervisory requirements

Financial targets

	2022 targets
Group return on tangible equity	8%
Core Bank return on tangible equity	>9%
Adjusted costs[1]	€ 16.7bn
Cost income ratio	70%
CET1 ratio	>12.5%
Leverage ratio	~4.5%

(1) Adjusted costs excluding transformation charges

Conclusion

- Dynamic approach to managing through changing macro-economic environment
- Maintain disciplined approach to capital allocation
- Continue to work towards 8% RoTE target
- € 5bn of capital for distribution to shareholders from 2022

Deutsche Bank

Appendix



Speaker biography



James von Moltke has been Chief Financial Officer and Member of the Management Board of Deutsche Bank AG since July 2017.

Prior to joining Deutsche Bank, he was Treasurer of Citigroup. In this capacity he was responsible for capital and funding as well as liquidity and interest rate risk, and played a significant role in Citigroup's restructuring following the global financial crisis. He worked at Morgan Stanley, where he led the Financial Technology Advisory team, and spent ten years at J.P. Morgan working in New York and Hong Kong.

Born in Heidelberg, he is a dual citizen of Germany and Australia and received a Bachelor of Arts degree from New College, Oxford.

Specific revenue items and adjusted costs – 9M 2020

In € m

	9M 2020								9M 2019							
	CB	IB	PB	AM	C&O	Core Bank	CRU	Group	CB	IB	PB	AM	C&O	Core Bank	CRU	Group
Revenues	3,915	7,396	6,144	1,631	(350)	18,735	(159)	18,575	3,958	5,494	6,203	1,662	103	17,420	396	17,816
DVA - IB Other / CRU	-	29	-	-	-	29	(1)	28	-	(126)	-	-	-	(126)	(19)	(146)
Change in valuation of an investment - FIC S&T	-	21	-	-	-	21	-	21	-	101	-	-	-	101	-	101
Sal. Oppenheim workout - Wealth Management	-	-	48	-	-	48	-	48	-	-	84	-	-	84	-	84
Update in valuation methodology - CRU	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(81)	(81)
Revenues ex. specific items	3,915	7,345	6,096	1,631	(350)	18,636	(158)	18,478	3,958	5,519	6,119	1,662	103	17,361	497	17,858

	9M 2020								9M 2019							
	CB	IB	PB	AM	C&O	Core Bank	CRU	Group	CB	IB	PB	AM	C&O	Core Bank	CRU	Group
Noninterest expenses	3,222	4,158	5,739	1,128	367	14,614	1,574	16,189	3,565	4,842	5,997	1,273	296	15,972	2,708	18,681
Impairment of goodwill and other intangible assets	-	-	-	0	-	0	-	0	492	-	545	-	-	1,037	-	1,037
Litigation charges, net	95	(2)	79	(1)	12	183	16	199	(12)	144	(39)	1	100	195	65	260
Restructuring and severance	59	19	385	32	8	505	11	515	27	121	(18)	38	54	222	110	332
Adjusted costs	3,068	4,140	5,275	1,096	347	13,926	1,548	15,474	3,057	4,577	5,508	1,234	143	14,519	2,533	17,051
Transformation charges	44	62	73	1	(19)	162	121	283	6	77	17	9	2	111	426	537
Adjusted costs ex. transformation charges	3,024	4,078	5,202	1,095	366	13,764	1,427	15,191	3,051	4,500	5,491	1,225	141	14,408	2,106	16,514

Adjusted profit (loss) before tax (PBT)

In € m

	9M 2020						9M 2019					
	Reported PBT	Specific revenue items	Transfor-mation charges	Goodwill impairments	Restructuring & severance	Adjusted PBT	Reported PBT	Specific revenue items	Transfor-mation charges[1]	Goodwill impairments	Restructuring & severance	Adjusted PBT
CB	399	-	44	-	59	503	213	-	6	492	27	739
IB	2,575	(51)	62	-	19	2,606	562	26	77	-	121	785
PB	(133)	(48)	73	-	385	277	(18)	(84)	17	545	(18)	442
AM	387	-	1	0	32	421	291	-	9	-	38	338
C&O	(597)	-	(19)	-	8	(608)	(76)	-	2	-	54	(21)
Core Bank	2,630	(99)	162	0	505	3,198	971	(58)	111	1,037	222	2,283
CRU	(1,784)	1	121	-	11	(1,650)	(2,313)	100	426	-	110	(1,676)
Group	846	(97)	283	0	515	1,548	(1,341)	42	537	1,037	332	607

Operating leverage[1]

In € m, unless stated otherwise

Revenues

		FY 2019	FY 2018	FY 2019 vs. FY 2018	9M2020	9M 2019	9M 2020 vs. 9M 2019
	Group - Revenues	23,165	25,316	(8)%	18,575	17,816	4%
	Specific revenue items	(8)	691	n.m.	97	(42)	n.m.
Revenues ex. specific items	Group revenues ex. specific items	23,173	24,625	(6)%	18,478	17,858	3%
	CB	5,244	5,221	0%	3,915	3,958	(1)%
	IB	7,016	7,295	(4)%	7,345	5,519	33%
	PB	8,101	8,153	(1)%	6,096	6,119	(0)%
	AM	2,332	2,187	7%	1,631	1,662	(2)%
	C&O	147	(142)	n.m.	(350)	103	n.m.
	Core Bank	22,840	22,714	1%	18,636	17,361	7%
	CRU	332	1,911	(83)%	(158)	497	n.m.

Expenses

		FY 2019	FY 2018	FY 2019 vs. FY 2018	FY 2019 operating leverage[1]	9M2020	9M 2019	9M 2020 vs. 9M 2019	9M 2020 operating leverage[1]
	Group - Noninterest expenses	25,076	23,461	7%		16,189	18,681	(13)%	
	Impairment of goodwill and other intangible assets	1,037	0	n.m.		0	1,037	(100)%	
	Litigation charges, net	473	88	n.m.		199	260	(24)%	
	Restructuring and severance	805	563	43%		515	332	55%	
	Group - Adjusted costs	22,761	22,810	(0)%		15,474	17,051	(9)%	
	Transformation charges	1,145	0	n.m.		283	537	(47)%	
Adjusted costs ex. transformation charges	Group - Adjusted costs ex. transformation charges	21,616	22,810	(5)%	(1)%	15,191	16,514	(8)%	11%
	CB	4,069	3,802	7%	(7)%	3,024	3,051	(1)%	(0)%
	IB	5,824	6,181	(6)%	2%	4,078	4,500	(9)%	42%
	PB	7,272	7,524	(3)%	3%	5,202	5,491	(5)%	5%
	AM	1,644	1,657	(1)%	7%	1,095	1,225	(11)%	9%
	C&O	202	317	(36)%	n.m.	366	141	159%	n.m.
	Core Bank	19,011	19,481	(2)%	3%	13,764	14,408	(4)%	12%
	CRU	2,605	3,329	(22)%	(61)%	1,427	2,106	(32)%	n.m.

Note: For 9M 2020, reported operating leverage (year-on-year change in % of revenues less year-on-year change in % of noninterest expenses) was 18% for Group, 9% for CB, 49% for IB, 3% for PB, 10% for AM, n.m. for C&O, 16% for Core Bank and n.m. for CRU

(1) Year-on-year change in % of revenues excluding specific items less year-on-year change in % of adjusted costs ex. transformation charges

Adjusted return on tangible equity

In € m, unless stated otherwise

	9M 2020	
	Core Bank	Group
Profit (loss)	**1,719**	**435**
Profit (loss) attributable to noncontrolling interests	(87)	(87)
Profit (loss) attributable to additional equity components	(249)	(286)
Profit (loss) attributable to Deutsche Bank shareholders	**1,384**	**62**
Revenue specific items	(99)	(97)
Transformation charges	162	283
Goodwill impairment	0	0
Restructuring & severance	505	515
Tax adjustments	(145)	(183)
of which: Tax effect of above adjustment items[1]	(159)	(197)
of which: Adjustments for share based payment related effects	(11)	(11)
of which: Adjustments for DTA valuation adjustments	25	25
Adjusted profit (loss) attributable to Deutsche Bank shareholders	**1,807**	**582**
Average tangible shareholders' equity	42,914	49,299
Adjusted Post-tax RoTE (in %)	**5.6**	**1.6**

(1) Pre-tax adjustments taxed at a rate of 28%

Deposit charging

In € bn, unless otherwise stated

Charging agreements[1]



Private Bank
Corporate Bank
~30
~40
~60
76
8
68
Q4 2019
Q1 2020
Q2 2020
Q3 2020

Q3 2020 deposit volumes by total client holdings



274
Private Bank
13
>€ 2m
50
<€ 2m
83
<€ 100k
Corporate Bank
31
>€ 20m
61
<€ 20m
36
<€ 1m
Euro Current Accounts

(1) Total € current account balances of Corporate Bank and Private Bank deposits with implemented charging agreements. Individual charging thresholds apply

Macroeconomic assumptions

GDP growth (in %)	2020	2021	2022
Global	(4.8)	4.1	3.6
Germany	(5.5)	4.1	2.8

GDP to recover to pre-COVID-19 levels only by early 2022

Interest rates (3 months, in %)	2020	2021	2022
EUR	(0.52)	(0.54)	(0.52)
USD	0.25	0.28	0.39

Lower for longer interest rates

Cautionary statements

Non-IFRS Financial Measures

This document contains non-IFRS financial measures. For a reconciliation to directly comparable figures reported under IFRS, to the extent such reconciliation not provided herein, please refer to the Financial Data Supplement which can be downloaded from www.db.com/ir.

Forward-Looking Statements

This document contains forward-looking statements. Forward-looking statements are statements that are not historical facts; they include statements about our beliefs and expectations and the assumptions underlying them. These statements are based on plans, estimates and projections as they are currently available to the management of Deutsche Bank. Forward-looking statements therefore speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

By their very nature, forward-looking statements involve risks and uncertainties. A number of important factors could therefore cause actual results to differ materially from those contained in any forward-looking statement. Such factors include the conditions in the financial markets in Germany, in Europe, in the United States and elsewhere from which we derive a substantial portion of our revenues and in which we hold a substantial portion of our assets, the development of asset prices and market volatility, potential defaults of borrowers or trading counterparties, the implementation of our strategic initiatives, the reliability of our risk management policies, procedures and methods, and other risks referenced in our filings with the U.S. Securities and Exchange Commission. Such factors are described in detail in our SEC Form 20-F of 20 March 2020 under the heading "Risk Factors." Copies of this document are readily available upon request or can be downloaded from www.db.com/ir.

Investor Deep Dive

Stuart Lewis
Chief Risk Officer

9 December 2020

Deutsche Bank

Summary

- Active and disciplined risk management framework provides the foundation for managing through stress
- Resilient loan portfolios reflecting conservative underwriting framework
- Market and liquidity risks actively managed and tightly controlled
- Continue to invest in systems and processes to enhance control environment capabilities with focus on Anti-Financial Crime

Low risk and conservatively managed balance sheet

	Q4 2019	Q3 2020
Common Equity Tier 1 capital ratio	13.6%	13.3%
Provision for credit losses as % of loans(1)	17bps	47bps
Average Value-at-Risk(2)	€ 25m	€ 42m
Most Stable Funding(3)	83%	81%
Liquidity Reserves	€ 222bn	€ 253bn

(1) Year-to-date provision for credit losses annualized as % of loans at amortized cost (€ 433bn as of 30 September 2020)
(2) Trading Book Value-at-Risk at 99% confidence level and a 1 day holding period.
(3) Defined as funds from Capital Markets & Equity, Private Bank and Corporate Bank as a proportion of the total external funding. 85% including TLTRO

Disciplined risk management framework

Active and conservative risk framework provides the basis for managing through stress


Risk appetite
Monitoring
Risk Framework
Hedging and collateral
Stress-testing
Processes and people

- Group risk appetite calibrated to earnings capacity, capital adequacy, operational stability and culture. Appetite cascaded down to businesses
- >400k credit and market risk limits across country, industry, asset class and clients
- Strictly controlled risk appetite for top group non-financial risks (NFR)

- Credit and market risk: Dynamic monitoring and management of risk limits
- Liquidity risk: Daily monitoring across key currencies, entities, businesses, products
- AFC(1) / Compliance: Daily monitoring ~3m transactions and >1m communications

- Comprehensive and dynamic credit and market risk hedging frameworks
- € 44bn CLO & CDS hedges on 1.7k names; 4 of 5 largest 2020 CLPs hedged
- Market risk hedges provided effective mitigation to select portfolios

- Regular stress tests across range of scenarios & severities
- NFR scenario analysis used to test emerging risks and support control assessments

- Well-established crisis management procedures
- Comprehensive NFR and control assessments
- Regular staff training on risk culture, conduct, integrity

(1) Anti-Financial Crime

Proactive crisis management through COVID-19



Risk appetite adjustments
Selected other actions
Scenario analysis and stress test
Risk appetite adjustments incl >1,500 market risk limits
COVID-19 cases
VIX
Pre-emptive hedging
Crisis mgmt invoked
Early, accurate guidance on CLP
Crisis mgmt re-invoked
Focus industry downside analysis
Global COVID-19 downside review
U and V-shaped scenario analysis
Extended pandemic scenario
Long-term scenario operations stress test
COVID-19 double dip scenario
VIX
90
80
70
60
50
40
30
20
10
0
New global COVID-19 cases (5 day moving total, m)
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Jan
Feb
Mrz
Apr
Mai
Jun
Jul
Aug
Sep
Okt
Nov
Early risk management
Severe market / macro stress
More business as usual, maintain vigilance

Investments have further strengthened our foundations

~€ 1.2bn investments in technology across Risk, Anti Financial Crime and Compliance in 2017 – 2020

Credit Risk

- Introduced advanced risk monitoring analytics
- New system with integrated workflow
- More granular and better integrated data supports portfolio management capabilities

Market Risk

- Full revaluation VaR introduced from Q4 2020
- 30bn valuations and 12 terabytes of data analysed daily
- Front to back alignment, strengthening controls

Liquidity Risk

- New front-to-back architecture
- Enhanced stress test methodologies
- Position level funds transfer pricing to optimize allocation decisions
- Daily T+1 liquidity risk and regulatory reporting

AFC / Compliance

- Improved control environment e.g. enhanced name list screening, upgraded client rating methodology, automated investigation process
- Advanced machine learning capabilities to help identify fraud attempts

Climate / ESG

- Scenario analysis, climate taxonomy, carbon intensity and emissions analysis under development
- Participation in UNEP FI, EBA Pilot Sensitivity Exercise
- Tightened ESG standards in place (i.e. arctic and oil sands projects)

Pace of technology and control improvements being maintained into 2021

Conservative loan portfolio

Loans at amortized cost gross of allowances for loan losses (€ 433bn as of 30 Sep 2020)

~75% in lower risk Private Bank and Corporate Bank

~50% in Germany

~15% exposure to focus portfolios



Other
3%
Investment Bank
17%
Private Bank
54%
26%
Corporate Bank



Other
2%
Asia
8%
North America
17%
Germany
51%
22%
Other EMEA



Commercial Real Estate
7%
Other focus portfolios(1)
8%
85%
Other

(1) Aviation, LDCM, Consumer Finance

CRE: high quality portfolio, challenging conditions

Commercial Real Estate portfolio

Loans at amortized cost
(as of 30 Sep 2020, total € 433bn)


CRE 7%
Other

Portfolio breakdown by region


45%
41%
14%
US
EU
APAC

Stage 3 provision for credit losses
(9M 2020, € 107m)


63%
30%
7%
US hotel
EU POCI (2)
Other

Lower risk exposures (€ 22bn)

- **Investment Bank:** office (€ 7bn, 59% WALTV[1]), residential (€ 4bn, 63% WALTV[1]), mixed use & industrial (€ 5bn, <60% WALTV[1])
- **European (former Postbank) portfolio:** (€ 6bn, 54% WALTV[1]): senior secured non-recourse lending, average deal size € 27m, no Stage 3 CLPs in 9M2020. 50% office, 30% retail, 10% hotel

COVID-19 higher risk exposures (€ 7bn)

- Within the **Investment Bank:**
  - **Hotels** (€ 4bn): 60% WALTV[1] is a significant mitigant to portfolio risk deterioration. Committed sponsors / equity cushion provide additional protection
  - **Retail** (€ 2bn): 54% WALTV[1]. Quality of assets and sponsors mitigate COVID-19 impact. ~50% in US
  - **Condominium** (€ 1bn): 52% WALTV[1]

Focus portfolio (€ 1.6bn)

- Largely **within the higher risk exposures** in the **Investment Bank**
  - **24** assets with **>90% of exposures in the US,** top **10** deals account for **65%**
  - Concentrated in US Hotels, where indicative WALTVs have increased to ~80%, retail and smaller condo / other sector exposures

(1) Weighted average loan to value (WALTV) based on pre COVID-19 valuations. Current indicative market value updates suggest higher LTVs
(2) Purchased or Originated Credit Impaired

Other focus portfolios: continue to perform resiliently

Loans at amortized cost
(as of 30 Sep 2020, total € 433 bn)


Aviation <1%
LDCM ~1%
Consumer Finance 6%
Other

Stage 3 provision for credit losses
(9M 2020, in € m)


305
166
59
Consumer Finance
LDCM
Aviation

Consumer Finance delinquency ratios
90dpd+


1.2%
1.3%
1.4%
1.5%
1.4%
Q4 18 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20

Aviation (€ 3bn)	— Values impacted by severe stress on lessors, airlines & financiers — Largely secured by core aircraft. Well positioned for reduction of fleets and faster recovery versus other aviation — 83% of loans performing — Commitments reduced by 18% since February 2020
LDCM (€ 5bn)	— High Yield bond & loan market conditions remain supportive — Activity moved from waivers and amendments to primary issuance — Diversified: largest sectors Industrials (43%), Consumer (14%) — ~20% asset based lending with low loss history, remainder first lien senior secured mainly revolving credit facilities
Consumer Finance (€ 24bn)	— Primarily unsecured loans to private households, credit cards <10% — Exposure concentrated in Germany (€ 15bn) and Italy (€ 7bn) — Currently 27k Private Bank clients (€ 0.4bn) under moratoria, down from 62k (€ 1.2bn) in June 2020 — >90% of clients previously in moratoria have resumed payments

Provisions for credit losses in line with expectations

Net provisions for credit losses, in bps



54
28
22
33
13
13
17
41(1)
25-30
2.1
1.1
1.0
1.4
0.5
0.5
0.7
1.8
2013
2014
2015
2016
2017
2018
2019
2020(1)
2021
2022
Outlook

Gross charge-offs as % of gross credit loss provisions



97%
82%
98%
96%
77%
78%
26% (2)
Average
2014
2015
2016
2017
2018
2019
9M 2020

Conservative approach to provisioning:
- Allowance for loan losses of € 4.8bn, 111bps of loans
- Stage 3 coverage ratio incl. collateral ~75%

(1) Calculated based on expected loan balances at year-end
(2) 9M 2020 figure reflects timing differences between charge-offs realized and booking of provisions for credit losses

Market and liquidity risk actively managed in the crisis

Disciplined risk taking supported trading performance



90
80
70
60
50
40
12%
10%
8%
6%
4%
2%
0%
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20
Trading Book Stressed VaR (€ m)
Quarterly Trading Revenues per unit of Stressed VaR (in %)

- Lower market risk stress loss utilisation driven by derisking and pre-emptive hedging going into COVID-19 crisis
- Proactive market risk hedges provided effective mitigation to select portfolios
- Additional stress testing throughout the crisis with risk appetite dynamically reviewed across 16k limits
- Effective NII risk management framework reduced downside of lower interest rates while maintaining upside earnings generation

Sufficient capacity to manage liquidity drawdowns



260
220
180
140
100
160%
150%
140%
130%
120%
110%
100%
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20
Liquidity Reserves (€ bn)
Liquidity Coverage Ratior (in %)

- Liquidity impact from drawdowns of committed facilities well managed in H1 2020, supported by conservative positioning going into the COVID-19 crisis
- Liquidity coverage ratio and reserves now above pre-crisis levels supported by committed facility repayments and deposit growth

Non-financial risk

9M 2020, in € bn

Internal Losses



Non-legal
Legal
3.4
2.4
5.8
3.1
0.7
0.3
0.4
0.3
2013
2014
2015
2016
2017
2018
2019
9M20

Industry Losses (ORX News[(1)])



4.4
0.9
0.6
0.6
0.5
0.5
0.5
0.4
0.4
0.3
0.2

Top 10 banks

- COVID-19 stretched the control environment for non-standard, manual process management during a period of significant market volatility
- Supported by improved control environment, no material operational events directly attributable to COVID-19 observed
- 9M 2020 losses in line with previous years despite COVID-19 challenges and well below top 10 banks
- AFC control environment strengthened with upgraded client risk rating methodology and machine learning capabilities
- Further progress targeted in 2021 under front-to-back AFC strategic transformation program

(1) Based on public data available in the ORX News database and may differ from the losses reported by banks. ORX News is an industry-leading provider of publicly-reported operational risk loss events

Risk outlook: challenging, but we are well prepared

Credit outlook	— Defaults to remain elevated versus pre COVID-19 levels as Government support measures are scaled back even if a vaccine is widely rolled out — Focus sectors likely to be impacted by COVID-19 driven structural changes
Financial markets	— Lower for longer interest rates increases clients' need to preserve wealth, increasing leverage and valuations — Risk of further bouts of volatility and tightening of financial conditions
Geopolitical / country risks	— US relations with Russia / China; Hong Kong protests; Middle East tensions — Near-term risks: Brexit; Political transition in the US
COVID-19 as a catalyst for structural changes	— Digitalisation: Acceleration raises risks for sectors reliant on physical sales — Supply chains: Glocalization may impact regional trade flows, Emerging Markets potentially impacted by re-shoring of production — Sustainability: Accelerated shift from fossil fuels
Non-financial risks	— Higher market volatility, client stress and split operations / working from home increase inherent risks in areas including information security, fraud, transaction processing, conduct

Conclusion

- Active, disciplined risk management framework is the foundation for managing through stress
- Robust control framework proving effective through the crisis
- Significant control enhancements across risk types
- Continue to invest in anti-financial crime capabilities
- Capital and liquidity buffers sufficient to withstand unexpected downside events

Deutsche Bank

Appendix



Speaker biography – Stuart Lewis



Stuart Wilson Lewis became a member of our Management Board on June 1, 2012 and is our Chief Risk Officer. On July 7, 2019 he assumed responsibility for Compliance, Anti-Financial Crime and the Business Selection and Conflicts Office.

He joined Deutsche Bank in 1996. Prior to assuming his current role, Stuart Lewis was the Deputy Chief Risk Officer and Chief Risk Officer of the Corporate & Investment Bank from 2010 to 2012. Between 2006 and 2010 he was Chief Credit Officer.

Before joining Deutsche Bank in 1996, he worked at Credit Suisse and Continental Illinois National Bank in London.

Stuart Lewis studied at the University of Dundee, where he obtained an LLB (Hons), and he holds an LLM from the London School of Economics. He also attended the College of Law, Guildford.

Cautionary statements

Non-IFRS Financial Measures

This document contains non-IFRS financial measures. For a reconciliation to directly comparable figures reported under IFRS, to the extent such reconciliation not provided herein, please refer to the Financial Data Supplement which can be downloaded from www.db.com/ir.

Forward-Looking Statements

This document contains forward-looking statements. Forward-looking statements are statements that are not historical facts; they include statements about our beliefs and expectations and the assumptions underlying them. These statements are based on plans, estimates and projections as they are currently available to the management of Deutsche Bank. Forward-looking statements therefore speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

By their very nature, forward-looking statements involve risks and uncertainties. A number of important factors could therefore cause actual results to differ materially from those contained in any forward-looking statement. Such factors include the conditions in the financial markets in Germany, in Europe, in the United States and elsewhere from which we derive a substantial portion of our revenues and in which we hold a substantial portion of our assets, the development of asset prices and market volatility, potential defaults of borrowers or trading counterparties, the implementation of our strategic initiatives, the reliability of our risk management policies, procedures and methods, and other risks referenced in our filings with the U.S. Securities and Exchange Commission. Such factors are described in detail in our SEC Form 20-F of 20 March 2020 under the heading "Risk Factors." Copies of this document are readily available upon request or can be downloaded from www.db.com/ir.

Investor Deep Dive
Chief Transformation Office

Fabrizio Campelli

9 December 2020

Deutsche Bank

Summary

- Chief Transformation Office established to drive disciplined delivery of our transformation agenda
- Ensuring execution through a portfolio of well-defined initiatives and deliverables
- On track to achieve expected benefits
- Supports group management agenda, including on client centricity and leadership

Transformation agenda aligned with our strategy

Refocus		Restructure	Reinvigorate	Return
Business model transformation	Clients, growth and Innovation	Cost, technology and infrastructure efficiency	Leadership, control and integrity culture	Capital and balance sheet efficiency
Corporate Bank growth	One Bank client focus	IT & Data efficiency	Culture & accountability	Capital Release Unit
Investment Bank refocus	Product & service innovation	Infrastructure target operating model	Client lifecycle re-engineering	Capital accretion & optimization
Private Bank efficiency	Sustainable banking (ESG)	Workforce planning & compensation cost	Regulatory excellence	Balance sheet & liquidity optimization
DWS growth		Cost Catalyst program	Front to back control enhancement	
		End-to-end process re-engineering		
		Financial & analytics enhancements		

Execution closely monitored

2020 – 2022

Aligned to strategy		
Strategic goals	Core transformation initiatives	Key deliverables[1]
Refocus	7	21
Restructure	6	21
Reinvigorate	4	19
Return	3	6
Total	**20**	**67**

Disciplined execution

Key execution indicators[1]

- ~800 milestones tracked
- ~100 risks proactively monitored
- ~130 dependencies monitored and actively managed

Expected benefits

Planned benefits[1]

- Financial benefits:
  - ~70% of cost savings attributable to transformation roadmap
  - > € 1bn revenue protection
- Non-financial benefits:
  - Findings remediation
  - Strategic data enhancements

(1) As at November 2020. Key deliverable portfolio and associated indicators / benefits will change as key deliverables are completed and / or new ones on-boarded. All benefits validated against books and records

Delivering tangible results

Key transformation roadmap achievements in 2020

- ✓ Merger of legal entities in Germany
- ✓ Combine Wealth Management and Private & Commercial Clients International
- ✓ Integration of Corporate Bank Germany and launch of BizBanking Germany
- ✓ Re-alignment of DWS management structure
- ✓ Multi-year partnership with Google Cloud
- ✓ Migration to new Core Bank platform in Italy
- ✓ Announced sale of Postbank Systems

Key Deliverables: Performance vs. 9M 2020 targets


~90%
Milestones achieved
130%
Cost saves from key deliverables realised
> 90%
Findings remediation
110%
Core data enhancement
Execution
Financial
Non-financial

Continuing to drive new Cost Catalyst initiatives

Cost Catalyst objectives	Initiative examples	
Originate, evaluate and shape new ideas	End-to-end process re-engineering	— Leverage data science and artificial intelligence to accelerate process mapping / analysis and to monitor impact of process changes — Partnership with Celonis
Catalyze execution	Fixed price contract costs	— Re-assessment of roles, locations and rates — Roll-out of improved governance and controls
Provide tools and methods	Future of Work	— Sustainable remote working model — Drive better employee experience and more efficient real estate usage

Our path to a new bank continues

Our promise in July 2019


On our way to a new bank
Our ambition
To achieve that we have to transform the way we work
Transform DB into an organization that is inspired by our clients and continuously designed by our staff.
Client obsessed
Entrepreneurial
Tech driven
Sustainable

Our evolved management agenda

- **Client centricity**
- **Leadership**
- **Technology**
- **Sustainability**
- **Risk Management**

Enabling client centricity

Client coverage excellence | Cross-divisional collaboration | Client analytics platform | Client feedback



Investment Bank
Corporate Bank
Asset Management
Private Bank

Cross-divisional revenues[1]
As % of group revenues



Divisional
Cross-divisional[1]
~9%
~10%
~12%
€ 0.5bn
2019
2020
2022
Outlook

Select collaboration opportunities:

- Risk management solutions for corporate clients
- Corporate Finance for SMEs

- Wealth and Entrepreneur Bank initiative
- Client referrals

- Tailored products for Wealth Management clients
- Family office initiative

- Distribution of DWS funds through branches
- DWS model portfolio services to Wealth Management platform

(1) Estimate for cross-divisional revenues between four divisions

Re-invigorating leadership

- Investing in leadership capabilities and our people
- Enabling new and agile ways of working
- Building a diverse and inclusive environment

Percentage of employees agreeing that…[1]


… across DB, decisions are generally made in a timely manner
32
29
34
51
47
2017
2018
2019
2020
Peer average[2]
… in their working environment they are able to make decisions about how to do their job
74
76
81
86
74
2017
2018
2019
2020
Peer average [2]
… in their working environment they are treated with respect as individuals
81
85
86
90
83
2017
2018
2019
2020
Peer average [2]

(1) 2020 People survey results, response rate 55%
(2) Based on Korn Ferry Financial Services norm (Spring 2020)

Conclusion

- Our transformation strategy is well defined and being executed in a disciplined way
- Transformation roadmap is delivering tangible results and is core to achieving 2022 goals
- Chief Transformation Office to also deliver new revenue, cost and leadership initiatives with benefits beyond 2022

Deutsche Bank

Appendix



Speaker biography



Fabrizio Campelli has been a Member of the Management Board and Chief Transformation Officer, responsible for Transformation and Human Resources, since November 2019.

He previously spent four years as the Global Head of Deutsche Bank Wealth Management. Before that he was Head of Strategy & Organisational Development as well as Deputy Chief Operating Officer for Deutsche Bank Group and a member of the Group Executive Committee.

He joined Deutsche Bank in 2004 after working at McKinsey & Company in the firm's London and Milan offices, focusing on strategic assignments mainly for global financial institutions.

Cautionary statements

Non-IFRS Financial Measures

This document contains non-IFRS financial measures. For a reconciliation to directly comparable figures reported under IFRS, to the extent such reconciliation not provided herein, please refer to the Financial Data Supplement which can be downloaded from www.db.com/ir.

Forward-Looking Statements

This document contains forward-looking statements. Forward-looking statements are statements that are not historical facts; they include statements about our beliefs and expectations and the assumptions underlying them. These statements are based on plans, estimates and projections as they are currently available to the management of Deutsche Bank. Forward-looking statements therefore speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

By their very nature, forward-looking statements involve risks and uncertainties. A number of important factors could therefore cause actual results to differ materially from those contained in any forward-looking statement. Such factors include the conditions in the financial markets in Germany, in Europe, in the United States and elsewhere from which we derive a substantial portion of our revenues and in which we hold a substantial portion of our assets, the development of asset prices and market volatility, potential defaults of borrowers or trading counterparties, the implementation of our strategic initiatives, the reliability of our risk management policies, procedures and methods, and other risks referenced in our filings with the U.S. Securities and Exchange Commission. Such factors are described in detail in our SEC Form 20-F of 20 March 2020 under the heading "Risk Factors." Copies of this document are readily available upon request or can be downloaded from www.db.com/ir.

Investor Deep Dive
Technology, Data and Innovation (TDI)

Bernd Leukert

9 December 2020

Deutsche Bank

Summary

- Focused on stability, efficiency and business growth
- Continued and focused investments in technology
- Google Cloud partnership provides competitive edge

Technology, Data and Innovation (TDI) at a glance

Enabling transformation

Vision	Mission
Innovative solutions powered by cloud	One TDI with consistent approach

One technology division

One TDI

One Cloud Roadmap
Majority of tech to public cloud

One Data Approach
One data organization
Single data source

One Location Footprint
Building out tech centres

One Technology
Centralized technology
Single IT platform

One People Agenda
One engineering culture and talent pool

Global reach of technology capabilities

~15k	€ 3.9bn	6
Total internal FTE[(1)]	2019 Technology spend	Technology centres

(1) Full-time equivalents

Achievements in 2020

- Migration to new Core Bank platform in Italy
- Prime Finance applications ready for transfer
- Announced the sale of Postbank Systems[1]
- Multi-year partnership with Google Cloud

(1) Closing subject to finalization of further agreements, asset carve-out and governmental and regulatory approvals

A clear management agenda

Resilience	Provide stable and secure technology solutions
Efficiency	Simplify landscape and focus investments
Growth	Create client solutions to help businesses grow

Resilient – tested through COVID-19 environment

Developments

Stable

- More than 6k terabytes of file storage managed, across more than 76k data servers
- Technology availability tracked over 99.9%
- Business impact from major incidents more than halved through monitoring and management(1)

Secure

- Successfully defended cyber events that might have impacted DB business
- New central controls to prevent unauthorized access
- 2-Factor authentication enabled for clients and critical business users
- Third annual global security awareness month with > 50 events to strengthen our "Human Firewall"

System stability maintained	~100%
Increase in concurrent remote users(2)	250%
Set up remote trading desks	in only 7 days
Continued to process payments	~25m transactions daily

(1) Technology incidents that have the potential to impact or impact the Bank's ability to provide a service; year-on-year comparison to 2019
(2) Average peak number of remote access concurrent users increased from ~20,000 per day in February to over ~70,000 users per day from April

Greater efficiency through simplification and focus

In € bn

TDI adjusted costs ex transformation[1]



Total: ~14
~(1)
4.1
3.9
2018
2019
2020
2021
2022
Outlook

Increase efficiency and focus investments

- Modernize and simplify infrastructure and applications
- Rationalize footprint, vendor and software licenses
- Consolidated retail IT platform
- Cloud transformation

(1) Adjusted costs within TDI for run the bank and change the bank excluding amortization and variable compensation

Simplification of data and application landscape

Measures

- Retiring duplicated and outdated applications
- Rolling out a single source for reference data
- Improving productivity through robotic process automation

Cost savings from application decommissioning[1], in € m



2020
2022
25
>150
Outlook

(1) Annualized cost save compared to December 2019

Consolidation of German Retail Banking IT platform

Timeline

2020
- Strategy and target platform defined
- Technology partners selected
- Progress on data mapping

2021
- Complete test system enablement

2022
- Finalize new joint system
- Complete data migration

H1 2023
- Decommission Postbank IT platform

IT platform cost reduction



~(30)%[1]
2019
baseline
2022
and beyond

Benefits

- Reduce number of applications by > 50%[2]
- Improve digital capabilities
- Leverage digital product innovations across brands
- Accelerate movement to cloud
- Optimize distribution network

(1) Reduction of platform costs in IT & Operations, reduction of exit rate against baseline
(2) By 2022 and beyond

Creating an engineering-led organization

- Focus on reintegration of engineering capability
- Reduce cost through insourcing
- Ensure technical subject matter expertise is in-house
- Prepare for the move to the cloud

Engineers as % of TDI staff(1)



> 50%
30%
2020
2022

(1) Based on internal FTE

Google Cloud partnership as a transformation enabler

Our journey

- **Mar 2019** – Cloud transformation anchored in our strategy
- **Oct 2019** – Decision to accelerate public cloud adoption
- **Feb 2020** – Evaluation of partnership opportunities
- **Jul 2020** – Signed letter of intent with Google Cloud
- **Dec 2020** – Strategic partnership signed with Google Cloud
- **2021 onwards** – Implementation of public cloud based use cases

Partnership benefits

- Enhanced efficiency, elasticity and resilience
- Faster time to market
- Access to best in class technology

Unique approach

- First-of-its-kind strategic partnership in the industry
- Co-innovate best-in-class cloud-based services
- Co-innovate with start-ups and fintechs

Technology is unlocking business growth

Examples

Expand

Customer reach

- KfW loan application online during COVID-19
- WeChat & WhatsApp via Symphony
- Scoring solution for Corporate Bank monitoring customers engagement
- First AI solution for Know-Your-Customer operations is live

Product offering

- Launched first decoupled card as payments offering with Eintracht Frankfurt
- Integrated workflow (FX4Cash), trading platform (Autobahn)
- Opportunities in digital assets and data driven business models (e.g. Digital Currency, Asset-as-a-Service)

Partner ecosystem

- Further investing in innovative start-ups and fintechs
- Expand partnerships with technology companies
- Leverage API/platforms to offer third-party-products

Conclusion

- One TDI driving simplified, integrated and modern tech infrastructure
- Strategic priorities clearly defined and delivery on track
- Significant opportunities from the Google Cloud partnership
- We will invest further in efficiency and growth

Deutsche Bank



Appendix

Speaker biography



Bernd Leukert joined Deutsche Bank in September 2019 with responsibility for Technology, Data and Innovation, and became a member of the Deutsche Bank Management Board on January 1, 2020. Prior to joining the bank, Bernd worked at SAP, where he started in 1994 as a software developer. During his career, Bernd has held various management positions in application development and technology development. In 2014, he was named to SAP's Executive Board, with development, delivery and business responsibility for the entire product portfolio.

Bernd holds a Master's Degree in Business Administration with a Technical Background from the University of Karlsruhe. Outside of his role at Deutsche Bank, he is also a member of the Supervisory Board of DWS Group GmbH & Co. KGaA and Bertelsmann SE & Co. KGaA.

Cautionary statements

Non-IFRS Financial Measures

This document contains non-IFRS financial measures. For a reconciliation to directly comparable figures reported under IFRS, to the extent such reconciliation not provided herein, please refer to the Financial Data Supplement which can be downloaded from www.db.com/ir.

Forward-Looking Statements

This document contains forward-looking statements. Forward-looking statements are statements that are not historical facts; they include statements about our beliefs and expectations and the assumptions underlying them. These statements are based on plans, estimates and projections as they are currently available to the management of Deutsche Bank. Forward-looking statements therefore speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

By their very nature, forward-looking statements involve risks and uncertainties. A number of important factors could therefore cause actual results to differ materially from those contained in any forward-looking statement. Such factors include the conditions in the financial markets in Germany, in Europe, in the United States and elsewhere from which we derive a substantial portion of our revenues and in which we hold a substantial portion of our assets, the development of asset prices and market volatility, potential defaults of borrowers or trading counterparties, the implementation of our strategic initiatives, the reliability of our risk management policies, procedures and methods, and other risks referenced in our filings with the U.S. Securities and Exchange Commission. Such factors are described in detail in our SEC Form 20-F of 20 March 2020 under the heading "Risk Factors." Copies of this document are readily available upon request or can be downloaded from www.db.com/ir.

Investor Deep Dive
Private Bank

Karl von Rohr
Claudio de Sanctis

9 December 2020

Deutsche Bank

Summary

- Executing on cost reduction program to improve efficiency
- Capitalizing on advisory capabilities to grow commission and fee income
- RoTE of 8 – 9% in 2022 on a path to sustainably higher returns

Private Bank at a glance

9M 2020

Global reach, deep roots in Europe	€ 6.1bn	22m	€ 477bn	€ 234bn	>60	Top 5
	Revenues (33% of group)	Clients worldwide	Assets under management	Loan book	Countries actively served	Eurozone countries by GDP covered

Two distinct and well positioned business units

Private Bank Germany

— #1 Retail Bank in Germany

— Two well established, distinct brands – Deutsche Bank and Postbank

International Private Bank

— One of the leading Eurozone based International Private Banks

— Integrated client capabilities across personal and commercial needs

Diversified revenue mix



Private Bank Germany
62%
38%
International Private Bank



Americas
APAC
4%
8%
21%
EMEA
67%
Germany



Payments/ Cards/ Accounts
Deposits
10%
20%
42%
26%
Investment products/ Insurance
Lending

Material progress made

2019 Investor Deep Dive	Progress in 2020
Accelerate German integration	✓ € 0.4bn total / € 0.2bn incremental savings from German integration ✓ Reached balance of interest agreements with workers council ✓ Communicated new branch model
Reprice	✓ € 0.1bn incremental repricing revenues
Grow loans and asset under management	✓ € 9bn loans and € 11bn net flows to assets under management ✓ >€ 5bn deposits converted into investment products ✓ € 13bn in ESG products ✓ € 53bn invested assets in DWS funds
Additional objectives	
Efficiency	✓ Created International Private Bank ✓ Completed IT platform migration in Italy

Progress towards increased profitability

In € bn



Revenues
Comission and fee income
Net interest income
Other
(1)%
6.2
6.1
+6%
9M 2019
Headwinds
Operational growth
9M 2020



Adjusted costs ex transformation charges
(5)%
5.5
5.2
9M 2019
9M 2020

Adjustments to 2022 plan

In € bn

Revenue CAGR 2019 vs. 2022


2%
1%
Investor Deep Dive (Dec 2019)
Updated plan (Dec 2020)(1)

— Further interest rate headwinds impacting revenues 2019 – 2022

Adjusted cost base reduction versus 2019[2]


Prior plan
1.4
0.4
1.2
1.4
2020
2021
2022
2023
Outlook

— Higher investments in 2022 to complete system enhancements for German IT platform migration

— Application decommissioning delayed by six months

— Run-rate synergies achieved by end of 2023

(1) 2018 to 2022 CAGR is ~0%

(2) Adjusted costs excluding transformation charges

Drivers to improve profitability

Drivers		Ambition
Reduce costs	— € 0.4bn from Private Bank Germany — € 0.3bn from International Private Bank — € 0.1bn from structural measures	**€ (0.8)bn** 2022 adjusted cost base reduction vs. 2020(1)
Grow revenues	— Leverage advisory capabilities to help clients' wealth preservation — Continue repricing measures — Deepen collaboration across the bank and with sales partners	**>€ 30bn** 2021 net new loans & net flows to AuM (combined)
Promote sustainable solutions	— Enhance partnership with DWS on ESG solutions — Integrate ESG criteria into investment process — Embed sustainable financing into performance targets	**2%** 2020 – 2022 revenue CAGR (in %)(2)

(1) Adjusted costs excluding transformation charges
(2) Revenues excluding specific items

Our path to improved profitability

Return on tangible equity



Cost/ Income ratio(1)
93%
~75%
Ambition 2020 – 2022
adjusted cost reduction € (0.8)bn
Ambition 2022
revenues € 8.3bn
2%
1%
6%
0%
(0)%
~8 – 9%
9M 2020 ex items(2)
Revenue drivers
Cost drivers
Provision for credit losses
Other(3)
2022 Target
Outlook

(1) Cost/income ratio defined as total noninterest expenses as a percentage of reported total net revenues
(2) Items include specific revenue items, impairments of goodwill and other intangible assets, transformation costs, restructuring and severance, deferred tax asset valuation and share based payments adjustments. 9M 2020 reported return on tangible equity: (2.0)%
(3) Includes impacts from non-operating costs, additional equity components and tangible equity



International Private Bank

Claudio de Sanctis

9 December 2020

Deutsche Bank

International Private Bank at a glance

9M 2020

Global reach, deep roots in Europe	3.2m Clients worldwide	€ 265bn Asset under management	€ 77bn Loan book	€ 2.3bn Revenues[1]

Two distinct client propositions

Private Banking & Wealth Management


73%

- Only Eurozone Bank with global reach for U/HNWI[2] and entrepreneurs
- Leading international advisory bank in major Eurozone markets

Personal Banking


27%

- Focused on premium affluent segment supported by a branch network and mobile salesforce
- Strong digitally-enabled consumer finance unit in Italy (dbEasy)

Diversified revenue mix[1]

Revenues by country



Italy
27%
EMEA
15%
Asia
21%
Americas
12%
Germany
12%
Spain
13%

Revenues by product[3]



Investment products
39%
Lending
44%
Deposits
14%
Payments/ Cards/ Accounts
4%

Revenues by source



Net commission and fee income
38%
Net interest income
52%
Other revenues(4)
10%

(1) Revenues excluding specific items
(2) U/HNWI refers to ultra-high-net-worth individuals with assets above € 10m
(3) Excluding other revenues
(4) Including centrally held revenues for example from asset revaluation or balance sheet management initiatives

Levers to drive profitability

	Growth	Efficiency
Short-term levers	— Leverage Wealth Management products and services for Private Banking clients — Re-segment clients who are eligible for Wealth Management services but currently in Private Banking	— Merge product, central and infrastructure functions — Reduce leadership layers
Longer-term strategic levers	— Closely align SME business banking with our Wealth Management / Private Banking offering — Continue hiring quality relationship managers in key markets — Develop affluent client channel as feeder for Private Banking / Wealth Management, including digital offering	— Re-position branch network towards target client segments — Focus product offering and organization — Digitalize e2e sales and service processes — Integrate IT platforms

A unique client proposition

Bank for family entrepreneurs	U/HNWI focused global wealth manager	Premium bank for affluent customers
~350k firms (mainly family-owned) in Italy and Spain(1)	U/HNWI predicted to grow by 27% until 2024(2)	Higher cross-selling potential within affluent client segment compared to mass retail (~6 – 7 vs. ~4 – 5 products(3))

Bank for family entrepreneurs

- Unique offering of holistic solutions for private and business needs
- Superior lending capabilities
- Innovative CIO led investment solutions, including the new Strategic Asset Allocation mandate with DWS
- Leading Investment Bank in FX and Fixed Income

U/HNWI focused global wealth manager

- Dedicated service model for U/HNWI
- Global reach, present in 19 countries worldwide
- Connectivity to Investment Banking capabilities
- Innovative CIO led investment solutions, including the new Strategic Asset Allocation mandate with DWS

Premium bank for affluent customers

- Presence in affluent regions
- Strong omni-channel advisory capabilities
- Unique research capabilities
- Open architecture product offering
- Dedicated offering for small businesses

(1) European Commission Small Business Act Fact Sheets for Italy and Spain 2019 (including Small (10 - 49 employees), Medium (50 - 249 employees) and Large (>249 employees) sized enterprises)
(2) Refers to the number of ultra-high-net-worth individuals (assets above € 25m). Source: Knight Frank Wealth Sizing Model 2020
(3) Source: McKinsey & Company, July 2020

Bank for family entrepreneurs: client example

Italian mid-cap firm

Evolution of client relationship and related revenues


Business Banking
Wealth Management
Further potential
Wealth Management relationship established in 2019
Wealth discretionary mandate
Lombard loan
Risk-return engineering
M&A advisory
Further WM post M&A
2015
2016
2017-2018
2019
2020
2021
Business Banking relationship established in 2015
Commercial guarantees
Capital expenditure loans
FX hedging
Potential loan to support M&A

9M 2020: achievements to date

9M 2020 vs. 9M 2019

- **~180%** Increase of net flows in investment products
- **5%** Net flows over WM investment volumes
- **10%[4]** WM clients investing in Strategic Asset Allocation mandates
- **4%** Increase in WM front-office employees
- **(12)%** Reduction in IPB non-revenue generating employees
- **(29)%** Reduction in IT and change costs in WM


Revenue growth(1)
Peer average(3)
0%
(3)%
3%
(2)%
1%
Adjusted cost development(2)
0%
(2)%
0%
(7)%
(4)%
Wealth Management
Private & Commercial Business International
International Private Bank

(1) Revenues excluding specific items
(2) Adjusted costs excluding transformation charges
(3) Peers adjusted for transformation charges, restructuring expenses, severances, goodwill impairment, litigations as well as adapted to the International Private Bank client, product and regional proposition (WM: JP Morgan, Morgan Stanley, UBS, Credit Suisse, HSBC, Credit Agricole; retail: Nordea, Santander Europe, Credit Agricole, Commerzbank Private & Small Business Customers, BNP)
(4) Figure as of Nov 2020, excluding financial intermediaries and non-active client relationships (no assets / revenues), new investment strategy launched in May 2020

Revenue growth drivers

In € bn

Revenues ex specific items


~5%
CAGR
3.0
3.0
2019
2020
2021
2022
Outlook

Driver	Measures	2020 – 2022 outlook
ESG	— Launch ESG compliant Discretionary Portfolio Management strategies (target to triple ESG assets by 2022) and integrate ESG scoring in our processes	~ 0.5
WM growth initiatives	— Monetize new hires and continue hiring in strategic markets	
Investment approach	— Convert assets into managed solutions with focus on Strategic Asset Allocation (grow assets in investment products by 7% per year)	
Lending growth	— Grow lending with SME / entrepreneurs (grow lending revenues by 7% per year) — Expand structured lending solutions	
Cross-divisional collaboration	— Increase systematic coverage of clients across Divisions	
Headwinds	— Interest rate environment and market (COVID-19) — Transformation of branch network	~ (0.2)

Cost efficiency measures

In € bn

Adjusted costs ex transformation charges



(0.1)
~(0.3)
2019
2020
2021
2022
Outlook

Drivers	Measures	Progress[1]	2020 – 2022 outlook
Investments	— Normalization of investments after platform upgrades, especially in Italy during 2020		
Focus	— Focus product offering and organisation — Lean organization with local empowerment — Synergies across client segments		
Footprint	— Optimization of branch network (target ~460 branches by 2022) — Consolidation of office space — Optimization of head offices		~ (0.3)
IT / Change costs	— Reduction in IT / change costs through platform enhancements, automation, agile		
Strategic Investments	— Continued strategic hiring in growth markets — Digitalization across all client groups		

(1) Progress from 2019



Private Bank Germany

Karl von Rohr

9 December 2020

Deutsche Bank

Private Bank Germany at a glance

9M 2020

The leading private bank in Germany	19m Clients in Germany	~1,300 Branches	€ 212bn Assets under Management	€ 158bn Loan book	€ 3.8bn Revenues

Two distinct and comple-mentary propositions

Germany's leading retail bank ready to drive scale benefits from a single platform

Postbank

Providing everyday banking and postal services with strong direct banking capability

Deutsche Bank

Offering private and retail banking with a focus on (investment) advice

Diversified revenue mix

Revenues by brand


51%
49%

Revenues by product


Investment products/ Insurance
19%
Other
3%
41%
Lending
Payments/ Cards/ Accounts
14%
24%
Deposits

Revenues by source


Net commission and fee Income
36%
Other
3%
61%
Net interest income

Delivery of our strategy is paying off

Operating leverage[1]


4%
(1)%
Private Bank Germany
Peers[2]

Delivery against our priorities[3]

Revenues	Stable		✓ Grew lending volume by 5% ✓ Achieved € 0.1bn repricing revenues in 2020 ✓ Renegotiated insurance partnerships
Net commission and fee income	7%		✓ Grew AuM with net inflows of >€ 4bn ✓ On track to convert ~€ 3bn of deposits in 2020 ✓ Doubled online and mobile securities account openings
Adjusted costs	(5)%	Central functions	✓ Completed German legal entity merger ✓ Signed a balance of interest agreement for additional head office reductions
		Operations	✓ Reduced headcount by 10%
		IT	✓ Sale of Postbank Systems[4]
		Distribution network	✓ Announced further 200 branch reductions

(1) Year-on-year change in % of revenues ex specific items less year-on-year change in % of adjusted costs ex transformation charges
(2) Peers: Nordea, BNP, Santander, ING, Credit Agricole and Commerzbank
(3) Figures are 9M 2020 vs. 9M 2019 unless stated otherwise
(4) Closing subject to finalization of further agreements, asset carve-out and governmental and regulatory approvals

Strategy aligned to market opportunities

German Market	3.1 % Average GDP growth[(1)]	€ 2.7tn Household savings[(2)]	10m Equity holders[(3)]	5% Loan growth[(4)]	1.3% NPL ratio[(5)]	(17)% Industry branch reduction[(6)]

Key trends	Wealth preservation	ESG	Sustainable loan growth	Consolidation and scale	Early adopters emerge as winners

Our response	Leverage advisory and product capabilities	Manage loan growth	Integrate and streamline

(1) European Commission – Economic Forecast Autumn 2020 – average growth in 2021 and 2022
(2) Deutsche Bundesbank (2Q20)
(3) Deutsches Aktieninstitut (02/2020)
(4) Deutsche Bundesbank - Balance Sheet statistic (3Q20 YoY)
(5) ECB – based on loans to households and non-profit institutions serving households (2Q20)
(6) Deutsche Bundesbank (2019 vs. 2016)

Working to offset revenue headwinds

In € bn

Revenues ex specific items



5.1
5.1
~0%
CAGR
2019
2020
2021
2022
Outlook

Drivers	Measures	2020 – 2022 outlook
Loans	— Grow lending volume ~6% per year focused on mortgages and consumer finance	~ 0.0
Advisory business	— Convert ~€ 7bn of deposits into investment products — Expand ESG product offering — Grow investment product market share	
Repricing	— Increase commission and fee income through repricing	
Direct sales	— Grow digital initiatives — Leverage joint online and mobile application platform	
Balance sheet, liquidity and other	— Optimize balance sheet — Grow third party products	
Headwinds	— Strong interest rate headwinds	

Consolidation of German Retail Banking IT platform

In € bn

Financial impact[1]


(0.0)
(0.0)
(0.0)
0.2
0.3
0.1
0.1
0.2
0.2
0.3
(0.1)
(0.1)
(0.2)
0.0
2020
2021
2022
2023
2024
Outlook
Net impact on adjusted costs
Cumulated savings
Investments

Scope	— Migration of 12m Postbank clients to single IT platform — Implementation of cloud-based front-end
Progress	— Completed complexity assessment and process gap analysis — Data mapping well advanced — Announced sale of Postbank Systems[2]
Milestones	— 2021: Complete test system enablement — 2022: Finalize new joint system and complete data migration — 2023: Decommission Postbank IT platform
Adjustments	— Re-assessment of scope and timeline — Higher investments in 2022 to complete system enhancements for German IT platform migration
Benefits	— State-of-the-art customer interfaces with integrated offerings and services across all channels — Synergies from process harmonization and reduction of self-service infrastructure

(1) Reflects Private Bank share of the IT platform migration project (approximately 85% of savings and investments), excludes transformation charges
(2) Closing subject to finalization of further agreements, asset carve-out and governmental and regulatory approvals

Measures to generate significant reductions in costs

In € bn

Adjusted costs ex transformation charges


(0.4)
~(0.4)
2019
2020
2021
2022
Outlook

Drivers	Measures[1]	Progress[2]	2020 – 2022 impact[3]
IT platform	— Decommission Postbank IT platform and reduce IT applications by ~50% — Boost digital capabilities leveraging Google partnership		~ 0.0
Operations	— Headcount reductions through productivity gains and automation — Process and platform harmonization of e2e mortgage business with cost efficiencies of 20%		~ 0.1
Distribution network	— Close additional 200 branches — Consolidate self-service infrastructure to reduce hardware by ~ 10% — Integrate sales and service channels		~ 0.1
Central functions	— ~40% headcount reduction — Occupancy savings from greater working from home — Strengthening remote advice and self-service		~ 0.2

(1) Efficiency gains based on run-rate impact
(2) Progress 2020
(3) Includes investments detailed on slide 21. After completion of the IT project further gain in efficiency of ~€ 0.2bn result in ~€ 1bn cost reductions from 2019 - 2023



Closing remarks

Karl von Rohr

9 December 2020

Deutsche Bank

Conclusion

- Execute cost reduction program
- Capitalize on growth opportunities
- Promote innovative and sustainable solutions



Deutsche Bank

Appendix

Speaker biography – Karl von Rohr



Karl von Rohr was appointed as a member of our Management Board on November 1, 2015 and became President in April 2018.

In July 2019 he took on responsibility for the Private Bank and Asset Management (DWS). He is also responsible for the regions Germany and Europe, Middle East and Africa (EMEA).

He joined Deutsche Bank in 1997. From November 2015 to November 2019 he was the Board member responsible for Human Resources and until July 2020 for Legal and Governance. From 2013 to 2015 he was Global Chief Operating Officer, Regional Management. Prior to this, he had been Head of Human Resources for Deutsche Bank in Germany and member of the Management Board of Deutsche Bank Privat- und Geschäftskunden AG. During his career at Deutsche Bank Karl von Rohr has held various senior management positions in Germany and Belgium.

Studied law at the universities of Bonn (Germany), Kiel (Germany), Lausanne (Switzerland) and at Cornell University (USA).

Speaker biography – Claudio de Sanctis



Claudio de Sanctis is a Member of Deutsche Bank's Group Management Committee, CEO of EMEA and Head of the International Private Bank (IPB).

De Sanctis became Head of the IPB on its creation in June 2020. He had previously been Global Head of Deutsche Bank Wealth Management since November 2019 after joining the bank in December 2018 as Head of Deutsche Bank Wealth Management Europe. Based in Zurich, he was also the Chief Executive Officer of Deutsche Bank (Switzerland) Ltd during most of his time heading Europe.

He was previously Head of Private Banking, Europe, at Credit Suisse, which he joined in 2013 as Market Area Head Southeast Asia for Private Banking, Asia Pacific. Before then, he spent seven years at UBS Wealth Management Europe, most recently as Market Head Iberia and Nordics.

Earlier in his career he was Head of Key Clients Unit Europe at Private Banking in Barclays focusing on UHNW clients and also worked at Merrill Lynch Private Wealth Management EMEA.

De Sanctis earned a BA degree in philosophy at La Sapienza University of Rome.

Cautionary statements

Non-IFRS Financial Measures

This document contains non-IFRS financial measures. For a reconciliation to directly comparable figures reported under IFRS, to the extent such reconciliation not provided herein, please refer to the Financial Data Supplement which can be downloaded from www.db.com/ir.

Forward-Looking Statements

This document contains forward-looking statements. Forward-looking statements are statements that are not historical facts; they include statements about our beliefs and expectations and the assumptions underlying them. These statements are based on plans, estimates and projections as they are currently available to the management of Deutsche Bank. Forward-looking statements therefore speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

By their very nature, forward-looking statements involve risks and uncertainties. A number of important factors could therefore cause actual results to differ materially from those contained in any forward-looking statement. Such factors include the conditions in the financial markets in Germany, in Europe, in the United States and elsewhere from which we derive a substantial portion of our revenues and in which we hold a substantial portion of our assets, the development of asset prices and market volatility, potential defaults of borrowers or trading counterparties, the implementation of our strategic initiatives, the reliability of our risk management policies, procedures and methods, and other risks referenced in our filings with the U.S. Securities and Exchange Commission. Such factors are described in detail in our SEC Form 20-F of 20 March 2020 under the heading "Risk Factors." Copies of this document are readily available upon request or can be downloaded from www.db.com/ir.



Investor Deep Dive Corporate Bank

Stefan Hoops

9 December 2020

Deutsche Bank

Summary

- Disciplined execution of 2019 strategic initiatives broadly offset macroeconomic headwinds
- Corporate client franchise shows resilient business performance and particular strength in Germany
- Rigorous focus on credit risk management and control environment
- Targeted investment in growth areas where we hold a competitive advantage

Corporate Bank at a glance

9M 2020 revenues ex specific items

Revenues (share of total)			YoY	
GTB € 2.8bn (72%)	Institutional Client Services[1] € 1.0bn (25%)	Institutional Cash Management; Trust & Agency Services; Securities Services	(7)%	— #1 Euro clearer — Global Corporate Trust Provider of the Decade[2] — Custody & Clearing with distinct strength in Asia Pacific
	Corporate Treasury Services[1] € 2.3bn (60%)	Corporate Cash Management; Trade Finance & Lending	+1%	— Extensive offering for Treasurer — Integrated payments and FX solutions in 125+ currencies — Trade network across 151 countries — Leading institution serving German corporates in Germany and abroad
Commercial Banking € 1.1bn (28%)	Business Banking[1] € 0.6bn (15%)	Business Banking	+1%	— Market-leading expertise and product offering for commercial clients in Germany

Revenue composition



NII
Fees & other income
75%
25%
34%
66%
26%
74%

(1) Provisional, pro-forma revenues for new segmentation starting in Q1 2021
(2) Infrastructure Investor magazine (2019)

Material progress made

2019 objectives & targets		Progress in 2020
Deposit strategy	— Pass on negative rates to compensate EUR headwinds: € 25bn additional deposits in 2020	✓ Charging agreements in place for € ~68bn of deposits as of Q3 2020. € ~40bn newly repriced in 2020, exceeding 2020 target ✓ € 125m revenues for 9M 2020; annualized run rate of € >200m
Payments strategy	— Double payment fees to € 200m p.a. over next 3 years	✓ On track with growth of 18% in payment revenues and 17% in transaction volume year-over-year
Bank of choice for Corporate Treasurer	— Increase FX Rates revenues from corporate clients by 5-7% p.a. — Complete 3 'pay per use' projects by Q2 2020	✓ FX and Rates revenues with corporate clients up 16% in 9M 2020 ✓ Initial 'Asset-as-a-Service' pilot projects completed, further roll out ongoing
Growth in Asia Pacific	— Increase revenues booked in Asia Pacific by 6% p.a.	✓ 9M 2020 Asia Pacific revenue grew 6%(1), despite a broad decline in interest rates ✓ Ongoing investments and strategic hires across products, coverage and control functions

(1) 9M 2020 vs same prior year period FX adjusted

Our path to improved profitability

Return on tangible equity



Cost/ Income ratio(1)
80%
~60%
4%
2%
4%
1%
(0)%
11-12%
9M 2020 ex items(2)
Revenue drivers
Cost drivers
Provision for credit losses
Other(3)
2022 Target
Outlook

(1) Cost/income ratio defined as total noninterest expenses as a percentage of reported total net revenues
(2) Items include specific revenue items, impairments of goodwill and other intangible assets, software and real estate impairments, transformation related restructuring and severance and deferred tax asset valuation adjustments. 9M 2020 reported return on tangible equity: 3.3%
(3) Includes impacts from nonoperating costs, additional equity components and tangible equity

Revenue opportunities

In € bn

Revenues ex specific items



4% CAGR
5.2
5.2
5.5
2019
2020
2021
2022
Outlook

Drivers	Measures	2020 – 2022 outlook[1]
A Disciplined execution	— Compensate EUR interest rate headwinds with deposit charging — Account fees in Germany — Fee increases in Securities Services	0.1
B Business strategy implementation	— Business Banking for micro and small-sized enterprises — Further Asia Pacific growth, esp. intra-APAC corridors — Grow payment fees from platforms, FinTechs and eCommerce	0.2
C Targeted growth investments	— Build out Asset-as-a-Service offering — Merchant payments — ESG client solutions	0.2

Examples on the following pages

(1) Before impact of further interest rate headwinds and non-recurrence of episodic events recorded in 2020

A B C

Bank for the Corporate Treasurer

	Client proposition	Competitive advantage
A Disciplined execution	— **Liquidity management:** We help clients to optimize working capital and liquidity	On- and off balance sheet solutions in all major currencies
B Business strategy implementation	— **Trade corridors:** We help clients to secure global supply chains and distribution channels	On the ground in 42 countries, with global network spanning 151 countries
	— **Risk management:** We help clients to manage their FX and Rates exposure[1]	Integrated workflow (FX4Cash), trading platform (Autobahn) and tailored solutions
C Targeted growth investments	— **Asset-as-a-Service offering:** We help clients to offer their products on a pay-per-use basis	Deep understanding of manufacturing ecosystem

(1) In partnership with the Investment Bank, where revenues are booked

A B C

Corporate Bank in Germany

>900k clients Small, mid and large corporates served out of one division

~4,000 employees Coverage bankers, product specialists, service teams and central functions

120 locations Local advisory network, complemented by remote advisory and service centers

€ 1.9bn[1] revenues Strong revenue contribution (~45% of Corporate Bank total)

Competitive advantage

- Trusted Global Hausbank in Germany with 150 years experience in advising corporates
- Broad and high quality product offering
- Key provider of treasury solutions for subsidiaries of German corporates around the globe
- Offering wealth management solutions to business owners through International Private Bank
- Leading provider of KfW loans

(1) Revenues as of 9M 2020

Business Banking

Opportunity

Deutsche Bank dominant in German market

2.5m micro- and small-sized enterprises in Germany(1)


0.8m

Germany represents the largest market in Europe

€ 2,970bn value added by micro-and small clients in Europe(1)


~20%

Competitive advantage

- Broadest product suite, including advisory
- One-stop shop for business and private banking
- Access to leading B2B franchise
- Largest share of client base in Germany
- Scale for "beyond banking" partners

Business Banking Revenues, in € m


~725
~750
>800
2018
2019
2022
Outlook

(1) European Commission SME Performance Review 2019; micro and small firms defined as <50 people employed

Corporate Bank in Asia Pacific

Onshore in 14 markets — Connecting Asia Pacific to our global network

€0.6bn[1] revenues — Balanced contributions across key geographies

+6% YoY revenues[2] — Driving growth by enabling clients to harness opportunity in a dynamic environment

+60% tech team expansion — Ability to create innovative solutions across region and globally

Regional opportunities

	APAC Inbound	APAC Outbound	Intra-APAC
Globalisation of local corporates		✓	✓
Supply chain recalibrations	✓	✓	✓
Foreign direct investment	✓		✓
Emerging trade corridors	✓	✓	✓
Onshore market liberalization	✓	✓	✓
Domestic wealth growth		✓	✓

Competitive advantage

Regional network	— Deep local capabilities with a long history in the region — Strong intra-Asia Pacific corridor expertise
Client solutions	— Front-to-back offering with close Investment Bank alignment — Leading FX4Cash and award-winning RMB house — Local expertise to support shifting supply chains

(1) As per 9M 2020
(2) 9M 2020 vs same prior year period FX adjusted

A B C

Merchant Payments

Opportunity

Capturing the full value chain

Private Bank
- Consumer / Retail

Merchant Payments

Corporate Bank
- Wholesale/Treasury Solutions
- Clearing & Settlement

Competitive advantage

- Strong position as issuer in Germany
- Integrated payment reconciliation
- In-house FX conversion
- Lending to merchants and consumers
- Experienced in a strictly regulated business

Outlook

Q3 2021

Product readiness in EMEA

YE 2021

First € 1bn processed

ESG client solutions

Opportunity

Supporting clients in their ESG transformation


Strategic ESG advisory
Financing
Corporate Client
Supplier Finance
Risk Management
Cash, Liquidity & Pension Mgmt

Competitive advantage

Deep knowledge of the needs of Corporate Treasurers

Broad product offering across Corporate Bank, Investment Bank, Private Bank and DWS

Europe most advanced ESG region

Sustainable financing volumes (incremental p.a., CAGR)


+50%
2020
2021
2022
2023
2024
2025

Cost reduction program on track

In € bn

Adjusted costs
ex transformation charges


4.1
4.0
(7)%
CAGR
3.4
2019
2020
2021
2022
Outlook

Drivers	Measures	2020 – 2022 outlook
Direct business driven measures	— Efficiencies from implementation of target operating model in Germany — Coverage setup optimization — Headcount measures in high-cost locations — Non-compensation cost initiatives	0.1
Service provider driven measures	— Process efficiencies and centralization of tasks — Decommissioning of legacy applications — Internalization of technology vendors — Infrastructure location strategy review	0.4

Conclusion

- Resilient performance in a challenging environment
- Rigorous focus on credit risk management and control environment
- Building on existing strength as Global Hausbank while shaping future of financial services
- Disciplined execution of cost measures
- Focus on delivering RoTE of 11-12% by 2022

Deutsche Bank

Appendix



Speaker biography



Stefan Hoops has been at Deutsche Bank since 2003 when he started in Structured Sales.

In 2008 he moved to Credit Trading in New York and has since taken on various leadership roles across Sales, Trading and Structuring in the United States and Germany, including Global Head of Institutional Sales.

In October 2018 he was named Head of Global Transaction Banking and the Corporate and Investment Bank in Germany.

As of July 2019, he is heading Deutsche Bank's Corporate Bank.

Stefan Hoops holds a Master of Science in Business Administration and a PhD in Economics from the University of Bayreuth.

Corporate Bank – most important awards in 2020

2020 EUROMONEY CASH MANAGEMENT MARKET LEADER	**Market Leader for Corporates** No.1 in Western Europe No.1 in Germany *Nine consecutive years* *Euromoney Cash Management Survey (Corporates) 2020, Nov 2020*
THE ASIAN BANKER	**Best Global (USD and EUR) Clearing Bank** *Six consecutive years* *The Asian Banker Transaction Banking Awards, Oct 2020*
EUROMONEY MARKET LEADER FOREIGN EXCHANGE 2020	**Best Trade Finance Provider** No.1 Germany - *eight consecutive years* No.1 Spain - *five consecutive years* No.1 Western Europe - *three consecutive years* **Best Trade Finance Service Provider** **All Services** No.1 Germany No.1 Spain - *three consecutive years* **All Services** No.1 United States **All Services** No.1 Asia Pacific *Euromoney Trade Finance Survey 2020, Jan 2020*

EUROMONEY MARKET LEADER FOREIGN EXCHANGE 2020	**No.2 Overall Market share** (including all products) *Euromoney FX Survey 2020, June 2020*
ASIAN AWARDS 2020 The Asset TREASURY TRADE	**41 awards across Asia Pacific** in Treasury and Working Capital, Cash Management and Trade *The Asset Triple A Awards, June 2020*
IJGlobal Awards 2019	**Corporate Trust Provider of the Year** Europe & Africa and North America *IJ Global Awards 2019, July 2020*
GC Global Custodian	**Winner of 47 outperformer rankings across, global, market and category service areas** *Global Custodian Agent Banks in Emerging Markets Survey 2019, Jan 2020*

Cautionary statements

Non-IFRS Financial Measures

This document contains non-IFRS financial measures. For a reconciliation to directly comparable figures reported under IFRS, to the extent such reconciliation not provided herein, please refer to the Financial Data Supplement which can be downloaded from www.db.com/ir.

Forward-Looking Statements

This document contains forward-looking statements. Forward-looking statements are statements that are not historical facts; they include statements about our beliefs and expectations and the assumptions underlying them. These statements are based on plans, estimates and projections as they are currently available to the management of Deutsche Bank. Forward-looking statements therefore speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

By their very nature, forward-looking statements involve risks and uncertainties. A number of important factors could therefore cause actual results to differ materially from those contained in any forward-looking statement. Such factors include the conditions in the financial markets in Germany, in Europe, in the United States and elsewhere from which we derive a substantial portion of our revenues and in which we hold a substantial portion of our assets, the development of asset prices and market volatility, potential defaults of borrowers or trading counterparties, the implementation of our strategic initiatives, the reliability of our risk management policies, procedures and methods, and other risks referenced in our filings with the U.S. Securities and Exchange Commission. Such factors are described in detail in our SEC Form 20-F of 20 March 2020 under the heading "Risk Factors." Copies of this document are readily available upon request or can be downloaded from www.db.com/ir.



Investor Deep Dive
Investment Bank

Mark Fedorcik
Ram Nayak

9 December 2020

Deutsche Bank

Summary

- Deliver sustainable **revenue** growth across all businesses in a well-controlled manner

- Focus on tangible franchise improvements through deepening **client** intensity

- Ability to grow with consistent **resources**

- Reduce **costs** to materially improve return on tangible equity

Investment Bank at a glance

9M 2020

€7.4bn	€2.6bn	4.1k
Revenues	Profit Before Tax	FTE(1)

Origination & Advisory (O&A)

- Targeted client industry focus
- Debt origination experts
- Advisory and Equity Capital Markets

Fixed Income, Currency Sales & Trading (FIC)

- Bank of choice for our priority clients
- Product offering in EMEA, Asia and the US tailored to our strengths
- Global leader in Financing and FX

Product mix



Emerging Markets
11%
Origination & Advisory
23%
FX
14%
Rates
25%
28%
Credit (incl. Financing)

Regional mix



Asia-Pacific
18%
EMEA
49%
33%
Americas

(1) FTE: Full-Time Equivalent

Material progress made

Strategic objectives	Progress in 2020
Stabilise and grow revenues	✓ 4 consecutive quarters of year-on-year revenue growth since Q4 2019 ✓ Sustainable revenue growth
Reduce costs	✓ 4 consecutive quarters of year-on-year cost reduction since Q4 2019(1) ✓ € 225m reduction in funding costs
Increase client intensity	✓ Increased intensity across focused client set ✓ Top 100 institutional clients +42% and platinum corporates +25%
Efficient capital usage	✓ Excluding regulatory inflation, minimal business risk weighted assets growth ✓ Efficient capital re-allocation within the Investment Bank

(1) Adjusted costs ex transformation charges

Revenue growth is anchored around client engagement

In € bn

Revenues ex specific items


7%
CAGR
7.0
9.1
8.5
2019
2020
2021
2022
Outlook

Business	Drivers	2019 – 2022 impact
O&A	— Intense focus on sectors with strategic advisory opportunity — Debt Capital Markets, with ESG a priority	0.4
FIC ex Financing	— Increasing client confidence in Deutsche Bank — Front-to-back transformation of multiple businesses creating revenue growth	1.2
FIC Financing	— Disciplined risk management across a diversified portfolio — Deployment into targeted businesses / sectors	Essentially flat

O&A outperformance and market share gains

Outperformance versus global industry fee pool[1]

YoY performance: Deutsche Bank vs. fee pool



+10%
+58%
+13%
73%
15%
15%
8%
2%
(2)%
Q1 2020
Q2 2020
Q3 2020
Deutsche Bank
Fee Pool

Q3 2020 YoY market share development[1]

Origination & Advisory	+20bps	— Highest share in 6 quarters
Debt Capital Markets	+110bps	— Increased focus on SSA issuance — Cross-border financing — ESG #3 ranked for Green Bonds in Q3
Leveraged Debt Capital Markets	+40 bps	— Ranked #2 globally in Q3[2] — Strong performance in leveraged buyout financings (LBOs)
Equity Capital Markets	+90bps	— Focus on primary Equity Capital Markets activity — Strength in US Special Purpose Acquisition Companies (SPACs)
Advisory	(40)bps	— Three consecutive quarters of market share gains

(1) Source: Dealogic, excluding A-Shares
(2) Leveraged Loans only

Client intensity: Driver of O&A revenue growth

Higher client calling

Calls per coverage MD, D[1] per month


+55%
9M 2019
9M 2020

Focused client coverage universe

Platinum client count


(10)%
9M 2019
9M 2020
2022

Increased client market share

Market share with platinum clients[2]


+22%
2019
9M 2020
2022

(1) MD, D: Managing Director, Director
(2) Source: Dealogic

Transformation is the driver behind FIC revenue growth

FIC year-on-year monthly performance



Pre market dislocation
+47%
(3)%
Post market dislocation
+39%
49%
19%
20%
49%
81%
(48)%
32%
23%
70%
38%
119%
18%
10%
23%
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
2019
2020

Note: 2019 and 2020 monthly figures based on August 2020 structure; 2018 monthly figures based on November 2019 structure; Nov-20 figure preliminary

In FIC, we are stabilising and growing businesses

2019 – 2022 revenues, in € bn



2020 non-repeat assuming normalized markets
2020 sustainable revenues
5.5
Cash (EGBs)
Sterling products
Interest Rate Swaps
EU & US Flow
Credit Trading
Credit Solutions
Forwards
Precious Metal
Client franchise
CEEMEA & Latam
Client franchise
Local markets
>7.0
6.4
6.7
2019
Funding costs
Rates
Credit Trading
FX
GEM
Other
2020
Initiatives
2022
Outlook
Initiatives
Funding
Credit Flow Trading
EM Flow
Cross-sell with Corporate Bank (GEM/ FX)

Client strategy is integral to FIC growth

Client relevance	Client engagement	Targeted client focus		Led by technology	
Market leading position in more products	Improvement in Deutsche Bank credit outlook	Focus upon depth of relationship with core institutional clients[4]		Significant electronic platform market share performance[1]	
EU Govt Bonds[1] Highest 3Q market share in last 5 years	**Northern European Pension and Insurance**[3] Market share gains in Rates	**Top 100 Global**	+42%	+121bps **G3 Bonds**	+159bps **G3 Swaps**
EUR SSA issuance[2] Highest rank in last 5 years	**Global Asset Managers**[3] Market share gains in FX	**Top 50 German**	+45%	+79bps **EU Credit**	+11ppts **CDS**
Global Finance[3] 1H market share gains	**Central Banks** Strong re-engagement	**High value transactions**[5]	+37%	Top 5 **EGBs**	>7,000 **New Autobahn users**[6]

(1) Sources: Bloomberg, TradeWeb, BondVision, DB Analysis; 9M 2020 vs. 9M 2019 unless otherwise stated
(2) SSA: Sovereigns, Supranationals and Agencies; source Dealogic; 9M 2020
(3) Source: McKinsey Client Wallet Analysis; 1H 2020 vs. FY 2019
(4) 9M 2020 vs. 9M 2019
(5) Transactions with revenues over € 250k
(6) Across institutional and corporate clients

Transformation to further reduce costs

Adjusted costs
ex transformation charges



(6)%
CAGR
5.8
5.3
4.8
2019
2020
2021
2022
Outlook

Well progressed | 2021 – 2022 focus

Front Office

- Front Office headcount reduction
- Price formation automation (algorithms) and distribution
- Sales / trader workflow tools

Technology

- Migration to single platforms
- Decommission applications
- Build scalability of activity

Infrastructure[1]

- Straight-through-processing
- Strategic location
- Unified data architecture
- Client perimeter

Example outcomes

>10% Front Office headcount reduction[2]	80% of FIC bond pricing automated	Ability to absorb >100% volume daily spikes	19% of target applications decommissioned

(1) Infrastructure includes COO, CFO, CRO, CAO, CEO and Regulatory Office
(2) Q3 2020 vs. Q2 2019

FIC reengineering driving efficiency & growth

Improved client insight and alignment of service	Monetising the value of pre- and post-trade activity	Delivering cost savings and enhanced controls
Execution progress: 40%	35%	30%

Client interaction → **Pre-trade** → **Trade capture** → **Post-trade** → **Infrastructure**

Client interaction
- Coverage
  - Client analytics
  - Liquidity / platforms
  - Relationship / advisory

Pre-trade / Trade capture / Post-trade
- Automation
  - Price formation
  - Price distribution
  - Client self-service
- Electronification of activity
  - Data
  - Preventative controls
- Single risk platforms
  - Ops automation
  - Clearing & settlement STP[1]
- Real-time funding management

Infrastructure
- Systems
  - App decom-missioning
  - Consolidate with front office systems
- Processes
  - Business / infrastructure coordination
  - Reduce manual activity
  - Risk and regulatory reporting

(1) STP: Straight-through-processing

Revenue growth without business-led RWA increase

In € bn

Minimal risk weighted assets growth



Operational risk
Market & Credit risk
117
132
133
2019 Actuals
Business growth
Regulatory inflation
2020 Outlook
Business growth
Regulatory inflation
2022 Plan

- Regulatory inflation drives majority of increase in risk weighted assets; this will continue, but at lower level than 2020
- Business growth targeted and funded by reallocation of resources within the Investment Bank
- Efficient hedging in place

Continued disciplined approach to lending

Balance sheet profile

9M 2020 loans at amortized cost[1], in € bn



Leveraged Debt Capital Markets
7%
Asset Backed Securities
32%
Commercial Real Estate(2)
32%
Other(3)
29%
Investment Bank loans: € 73bn

Risk management approach

- Diversified portfolio across multiple asset classes
- Well-structured portfolio
- Leverage Finance underwriting commitments actively hedged

(1) Excludes off balance sheet commitments
(2) Includes certain Commercial Real Estate assets which were allocated to Other at Investor Deep Dive December 2019
(3) Other includes: Direct Lending, Transportation, Infrastructure and Energy, and other sectors

Our path to sustainable profitability

Return on tangible equity



Cost/ Income ratio(1)
91%
56%
~56%
2%
11%
(4)%
2%
2%
(1)%
~10%
2019(2)
9M 2020 ex items(2)
Revenue drivers
Cost drivers
Provision for credit losses
Other(3)
2022 Target
Outlook

(1) Cost/income ratio defined as total noninterest expenses as a percentage of reported total net revenues
(2) Items include specific revenue items, impairments of goodwill and other intangible assets, transformation costs, restructuring and severance, deferred tax asset valuation and share based payments adjustments. 9M 2020 reported return on tangible equity: 10.6%
(3) Includes impacts from non-operating costs, additional equity components and tangible equity

Conclusion

- Sustainable **revenue** performance
- Increased **client** re-engagement and targeted client focus
- Material **cost** reductions and initiatives to further optimize
- Deliver growth with consistent **resources** and in a controlled manner

We are fully committed to deliver ~10% return on tangible equity in 2022



Deutsche Bank

Appendix

Speaker biography



Mark Fedorcik joined Bankers Trust in 1995 before it was acquired by Deutsche Bank.

Since then he has taken on various leadership roles within the Investment Bank, including Co-President of the Corporate & Investment Bank (CIB) in the Americas and Co-Head of Corporate Finance. Mark was also Head of Debt Capital Markets and Global Head of Leveraged Debt Capital Markets.

In July 2019 he was appointed Head of the Investment Bank and member of the Group Management Committee .

Mark is a graduate of Hamilton College and a current Trustee of the College.



Ram Nayak leads Fixed Income, Currency Sales and Trading in the Investment Bank.

He has over 25 years' experience in the financial services industry, joining Deutsche Bank in 2009 as Head of Global Markets Structuring. Prior to that he worked at Credit Suisse as Global Head of Emerging Markets and has held various positions at Merrill Lynch and Citigroup.

During his time at Deutsche Bank he has held various leadership roles, including Global Head of Fixed Income Trading (2015-18) and Co-President of the Corporate & Investment Bank (2018-19). Ram is a member of the Group Management Committee.

Ram holds a Bachelor's degree from the Indian Institute of Technology, an MBA from the Indian Institute of Management and an MBA from the University of Chicago.

Cautionary statements

Non-IFRS Financial Measures

This document contains non-IFRS financial measures. For a reconciliation to directly comparable figures reported under IFRS, to the extent such reconciliation not provided herein, please refer to the Financial Data Supplement which can be downloaded from www.db.com/ir.

Forward-Looking Statements

This document contains forward-looking statements. Forward-looking statements are statements that are not historical facts; they include statements about our beliefs and expectations and the assumptions underlying them. These statements are based on plans, estimates and projections as they are currently available to the management of Deutsche Bank. Forward-looking statements therefore speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

By their very nature, forward-looking statements involve risks and uncertainties. A number of important factors could therefore cause actual results to differ materially from those contained in any forward-looking statement. Such factors include the conditions in the financial markets in Germany, in Europe, in the United States and elsewhere from which we derive a substantial portion of our revenues and in which we hold a substantial portion of our assets, the development of asset prices and market volatility, potential defaults of borrowers or trading counterparties, the implementation of our strategic initiatives, the reliability of our risk management policies, procedures and methods, and other risks referenced in our filings with the U.S. Securities and Exchange Commission. Such factors are described in detail in our SEC Form 20-F of 20 March 2020 under the heading "Risk Factors." Copies of this document are readily available upon request or can be downloaded from www.db.com/ir.

DB INVESTOR DEEP DIVE
DWS UPDATE

Dr Asoka Woehrmann,
Chief Executive Officer

December 09, 2020

DWS GROUP AT A GLANCE

A diversified business model

Global reach, deep roots in Europe	~900 Investment professionals	~3,500 Employees	€ 759bn Assets under Management	23 Countries	+60 years Experience in Active	1 Global Platform

Market position



GERMANY

- **#1** Retail AM[1]
- **#2** AM by Pension Assets[2]



EUROPE

- **#2** ETF / ETP[3]
- **#5** Active Retail AM[4]



GLOBAL

- **#3** Insurance Asset Manager[5]

Diversified business

ACTIVE	PASSIVE	ALTERNATIVES
_ Equity _ SQI[6]	_ ETFs / ETCs	_ Real Estate _ Liquid Real Assets
_ Multi Asset _ Fixed Income	_ Mandates	_ Infrastructure

Note: Figures as of Sep 20 unless otherwise stated 1 BVI, Aug 20 by AuM 2 IPE, Apr 20 edition, as of FY19 3 ETFGI, Sep 20 by AuM 4 Broadridge, by MF assets in Sep 20
5 Insurance Investment Outsourcing Report 2020 as of FY19 6 Systematic and Quantitate Investments

OUR CORPORATE JOURNEY

Leverage the momentum by increasing our ambitions

March 2018
IPO

PHASE 1: Post-IPO

✓ Strategy & organizational re-definement

✓ Turnaround in flows

✓ Increased efficiency by cost reduction

Dec 2020
Investor Update

PHASE 2: 2021 and beyond

_ Manage increasing industry challenges

_ Build on strengths for focused growth

_ Leading player in Europe

STABILIZE, TURNAROUND AND RESHAPE → **TRANSFORM, GROW AND LEAD**

AUM AND FLOWS

Strong net flow contribution supports AuM increase

AUM (€BN)



10%
692
752
759
9M-18
9M-19
9M-20

NET FLOWS (€BN)



29%
13
17
(15)
9M-18
9M-19
9M-20

AUM BY ASSET CLASS AS OF SEP-20



Alternatives 12%
Active Fixed Income 29%
Passive 21%
€759bn
Active Equity 12%
Active Multi Asset 7%
Cash 9%
Active SQI[1] 9%

AUM BY REGION & CLIENT TYPE AS OF SEP-20



APAC 5%
Americas 26%
Germany 43%
€759bn
Retail 43%
EMEA (ex Germany) 25%
Institutional 57%

- 10% AuM increase since Q3 2018 driven by positive net flows of €36bn and market performance of €38bn
- Flows increased by 29% y-o-y reaching €17bn in 2020 with positive contribution from all regions
- ESG-dedicated funds accounted for more than one third of total flows in 2020 so far

Note: Figures may not sum due to rounding differences 1 Systematic and Quantitative Investments

STRONG FINANCIAL PERFORMANCE SINCE IPO

Significant profit growth achieved

ADJUSTED REVENUES & ADJUSTED COSTS (€M)



Adjusted revenues
Adjusted costs[1]
(16)%
1,710
1,244
1,702
1,194
1,632
1,049
9M-18
9M-19
9M-20

ADJUSTED PBT (€M)



+25%
465
508
583
9M-18
9M-19
9M-20

ADJUSTED CIR (€%)



(8.5)ppt
72.8
70.1
64.3
9M-18
9M-19
9M-20

- PBT growth of 25% achieved despite industry wide fee margin pressure
- Tight cost management resulted in almost €200m net cost reduction over the past two years
- Strong operating leverage[2] over the last nine quarters results in 8.5ppt adjusted Cost-Income-Ratio improvement in the last two years

1 Non-interest expenses adjusted for severance payments, restructuring activities and litigation 2 Year-on-year change in % of adjusted revenues less year-on-year change in % of adjusted costs

RECAP 2020

A remarkable year of change & operational strength – despite Covid-19

KEY ACHIEVEMENTS 9M 2020

Business performance

- Net flows of ~€17bn ahead of last year and positive across all regions
- Adj. CIR of 64.3% below 2021 target
- Profit before tax +15% yoy

Strategic developments

- Organizational structure reshaped
- Partnerships extended, new ones established
- M&A activity: Arabesque AI

ESG Strategy

- Group Sustainability Office established
- Smart Integration implemented
- ESG Advisory Board introduced

STABILIZE, TURNAROUND AND RESHAPE

INDUSTRY VIEW – CHALLENGING MARKET ENVIRONMENT

Acceleration of the "push out of the comfort zone" in light of COVID-19

INDUSTRY CHALLENGES



SECULAR STAGNATION
MARGIN EROSION
TECH REVOLUTION
LICENSE TO OPERATE
COVID
Strong acceleration through Covid-19
DWS
Moderate acceleration through Covid-19
INVESTOR SOPHISTICATION
GEOGRAPHIC WEALTH SHIFT
MARKET CONSOLIDATION
TRANSFORM
GROW
LEAD

TRANSFORM KEY LEVERS OF DWS

Providing the foundation for growth – becoming a stand-alone asset manager

TRANSFORM

GROW

LEAD

CORE PLATFORM	Asset management dedicated, standalone infrastructure platform
NEW TECHNOLOGY	Integrate artificial intelligence into the way we operate, improving processes
CULTURE	Establish a functional role framework with flat hierarchies & performance focus

INVESTING INTO TARGETED GROWTH

Building on strengths, existing expertise and client demand

TRANSFORM	**FOCUSED STRATEGIES**	Selective investments in high margin growth areas and scale in Passive
GROW	**CLIENT EXPANSION**	Leverage our existing partnerships, and capture growth opportunities in Asia
LEAD	**ESG**	Focus on fund launches, product innovations and thought leadership

TAKE A LEADING POSITION

Actively shaping our future by being bold and decisive

TRANSFORM	ESG	ESG first: investment process, product innovation, corporate actions
GROW	PASSIVE	Build on existing platform with competitive position, become leading European Asset Manager
LEAD	HIGH MARGIN	Leverage strong home-market position in Retail and unit-linked business across Europe

OUTLOOK

Leverage the momentum by increasing our ambitions

FOCUS 2021

TRANSFORM

GROW

LEAD

MISSION

WE ARE INVESTORS

ENTRUSTED TO BUILD THE BEST FOUNDATION FOR OUR CLIENTS' FUTURE

1 % of BoP AuM

APPENDIX

ON TRACK TO REACH MEDIUM-TERM TARGETS EARLY

Now it is time to move ahead further

TARGETS	FY 2019	9M 2020	Target 2021
Adjusted CIR	67.6%	64.3%	<65%
Net flows	3.9%	2.9%	3-5% on average in the medium term[1]
Dividend pay-out ratio	65%		65% to 75%

1 % of BoP AuM

DEDICATED ESG AUM PROJECTION

Strong ESG AuM growth

AuM in dedicated ESG funds (€bn)



+31%1
47.1
69.7
80.9
2018
2019
9M 2020
2021
2022
2023
2024
2025

Strategy	Four objectives of DWS-wide sustainability strategy: – Make ESG the core of what we do – Strengthen ESG integration in the investment process – Develop market leading products – Lead and engage to drive best sustainable practice
Selected credentials	MORNINGSTAR: Leading asset manager by ESG proxy voting in the US ASSET OWNERS' DISCLOSURE PROJECT (A SHAREACTION PROJECT): Amongst top 20 asset managers for strongest ESG integration Sustainable Finance: DWS' expert appointed to Germany's Sustainable Finance Advisory Council

1 CAGR

Note: ESG AuM are defined as AuM in products or strategies where standardized ESG characteristics or bespoke and client specific standards are part of the contractual framework underlying the product.

CAUTIONARY STATEMENTS

This presentation contains forward-looking statements. Forward-looking statements are statements that are not historical facts; they include statements about our beliefs and expectations and the assumptions underlying them. These statements are based on plans, estimates and projections as they are currently available to the management of DWS Group GmbH & Co. KGaA. Forward-looking statements therefore speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

By their very nature, forward-looking statements involve risks and uncertainties. A number of important factors could therefore cause actual results to differ materially from those contained in any forward-looking statement. Such factors include the conditions in the financial markets in Germany, in Europe, in the United States and elsewhere from which we derive a substantial portion of our revenues and in which we hold a substantial portion of our assets, the development of asset prices and market volatility, the implementation of our strategic initiatives, the reliability of our risk management policies, procedures and methods, and other risks.

This document contains alternative performance measures (APMs). For a description of these APMs, please refer to the Q3 2020 Financial Data Supplement, which are available at https://group.dws.com/ir/reports-and-events/financial-results/

Investor Deep Dive Americas

Christiana Riley
CEO Americas

9 December 2020

Deutsche Bank

Summary

- The Americas is integral to our global value proposition

- Our business perimeter in the Americas is focused and stable

- We expect to deliver >10% return on tangible equity to our shareholders by 2022

We are now smaller, simpler, and stronger

	Since the Global Financial Crisis (2007)	Since the 2019 Strategy Announcement	
		Americas Core Bank	Americas Group
Risk Weighted Assets	(37)%[1]	unchanged	(3)%
Total Assets	(62)%	(4)%	8%
Revenue / Total Assets	+41bps	+11bps	(13)bps
Adjusted Costs	(35)%	(13)%	(18)%
# of FTEs	(36)%	(10)%	(12)%

(1) Since 2014

Deutsche Bank Americas at a glance

Key Financials	9M 2020
Revenues (% of Group)	€ 3.8bn (21%)
Adjusted costs[1] (% of Group)	€ 3.0bn (19%)
FTE (% of Group)	~8.2k (9%)
RWA[2] (% of Group)	€ 69bn (21%)
Leverage exposure[2] (% of Group)	€ 291bn (24%)

(1) Excluding transformation charges
(2) Based on managed view
(3) Source: Infrastructure Investor (2019)
(4) Source: Global Finance (2019)

Investment Bank

- Leader in Commercial Real Estate, Asset Backed Financing and Debt Capital Markets
- Risk management solutions for clients via our flow products (FX & Rates)
- Leading Private Equity coverage

Corporate Bank

- Strong USD deposit base supporting our regional franchise
- Acclaimed Trust and Agency organization as Global Corporate Trust provider of the decade[3] and best American Depositary Receipts Bank[4]
- Trade Finance solutions to US clients across the globe



FIC Sales & Trading
FIC Financing
Origination & Advisory
9M 2020 Core Bank Revenues
Corporate Bank
Private Bank
Asset Management

Asset Management / DWS

- Provider of global investment strategies to US clients, with strong focus on ESG and Alternatives

International Private Bank

- Leading European wealth manager in the US and one of the few foreign pure play private banks in the region

Strategic changes driving higher US IB returns

Capital allocation in the US Investment Bank, in € bn(1)



5.0
1.5
1.5
2.6
2% RoTE
2018
3.7
2.6
1.0
9% RoTE
9M 2020
3.5
2.9
1.3
~11% RoTE
2022 Outlook
Origination & Advisory
FIC Financing
FIC Trading
Equities
Investment Bank RoTE

(1) Return on tangible equity calculated on managed view

The work continues

Core Bank, RoTE[1]


>10%
6%
4%
2019
9M 2020
2022
Outlook

Focus areas for 2021 and beyond

Revenue
- Increasing sustainable financing
- Build on 2020 momentum in core rates

Cost & Control
- Investment in automation
- Driving further effectiveness of our internal controls, further increasing efficiency

Culture
- Encouraging a more dynamic culture
- More engaged and diverse workforce

(1) Excludes C&O; return on tangible equity calculated on managed view

Conclusions

- Our franchise is smaller, simpler and stronger
- Focused to deliver profitable, well controlled growth
- Leverage our strengths to reach >10% return on tangible equity in 2022

Appendix



Speaker biography



Christiana Riley is responsible for the bank's businesses in the Americas. She has been a member of the Management Board since Jan 1, 2020.

Christiana joined Deutsche Bank in 2006 where she was most recently Chief Financial Officer of the Corporate & Investment Bank. She previously spent nine years in Group Strategy & Planning, which she ran from 2011 to 2015. Prior to this Christiana worked at the management consultancy McKinsey & Company and at the investment bank Greenhill & Co.

Christiana graduated in 2000 from Princeton University in America where she studied Romance Languages, Literature and Linguistics. She also studied at London Business School in the UK, where she gained a Master of Business Administration in 2005.

Cautionary statements

Non-IFRS Financial Measures

This document contains non-IFRS financial measures. For a reconciliation to directly comparable figures reported under IFRS, to the extent such reconciliation not provided herein, please refer to the Financial Data Supplement which can be downloaded from www.db.com/ir.

Forward-Looking Statements

This document contains forward-looking statements. Forward-looking statements are statements that are not historical facts; they include statements about our beliefs and expectations and the assumptions underlying them. These statements are based on plans, estimates and projections as they are currently available to the management of Deutsche Bank. Forward-looking statements therefore speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

By their very nature, forward-looking statements involve risks and uncertainties. A number of important factors could therefore cause actual results to differ materially from those contained in any forward-looking statement. Such factors include the conditions in the financial markets in Germany, in Europe, in the United States and elsewhere from which we derive a substantial portion of our revenues and in which we hold a substantial portion of our assets, the development of asset prices and market volatility, potential defaults of borrowers or trading counterparties, the implementation of our strategic initiatives, the reliability of our risk management policies, procedures and methods, and other risks referenced in our filings with the U.S. Securities and Exchange Commission. Such factors are described in detail in our SEC Form 20-F of 20 March 2020 under the heading "Risk Factors." Copies of this document are readily available upon request or can be downloaded from www.db.com/ir.

Investor Deep Dive Asia Pacific

Alexander von zur Mühlen
CEO Asia Pacific

9 December 2020

Deutsche Bank

Summary

- Asia Pacific is the world's engine of global growth, presenting unique and exciting opportunities for Deutsche Bank

- Deutsche Bank has been deeply rooted in Asia Pacific for 148 years, with presence in 14 markets

- We have the ambition to deliver ~15% return on tangible equity by 2022

Asia Pacific at the center of global growth

Estimated 2022 – 2025[1] GDP growth, in %

Fastest growing region globally



1.8x
5.3
2.9
Rest of World
APAC ex Japan

Financial services to grow faster than broader economy

Key drivers

1. Trade growth and shifting supply chains
2. Rising scale and globalization of corporate Asia
3. Capital market liberalization
4. Accelerated wealth accumulation

(1) Source: DB Research

Deutsche Bank Asia Pacific at a glance

Broad local presence in Asia Pacific



Tianjin
Beijing
Seoul
Qingdao
Ludhiana
Moradabad
Chongqing
Tokyo
Gurgaon
New Delhi
Shanghai
Jaipur
Noida
Guangzhou
Taipei
Ahmedabad
Aurangabad
Surat
Kolkata
Mumbai
Pune
Hong Kong
Kolhapur
Vellore
Manila
Bangalore
Bangkok
Salem
Chennai
Ho Chi Minh
Colombo
Kuala Lumpur
Singapore
Jakarta
Sydney
Melbourne

Key strengths of our Asia Pacific franchise

- Leading global bank in the region with presence in 14 markets and strong linkages to global network
- Strong brand recognition locally and globally
- Extensive banking product suite onshore and offshore
- Strong, experienced leadership across the region
- Leadership in Sustainability (ESG)

A network with strong global client connectivity

2019 sales view, in € bn



2.9
Local revenues with Asia Pacific clients and inbound revenues with EMEA / Americas headquartered clients booked in Asia Pacific
0.5
Outbound revenues with Asia Pacific clients booked in EMEA / Americas
Asia Pacific/
EMEA
0.5
0.3
0.4
0.2
Americas/
Asia Pacific
2
Intra-Asia
Pacific

Note: Total revenue for Asia Pacific based on client franchise data

Broad and profitable footprint geared towards growth

Key Financials	9M 2020
Revenues (% of Group)	€ 2.6bn (14%)
Adjusted costs (% of Group)	€ 1.7bn (11%)
FTE[1] (% of Group)	~6.7k (8%)
RWA (% of Group)	€ 35bn (11%)
Leverage exposure (% of Group)	€ 129bn (11%)

Investment Bank

- Full product suite with market leading positions in Financing and FIC
- FIC: #3 overall and #1 Credit in 2019 ranking[2]

Corporate Bank

- Full product suite across trade finance, cash management and securities services in select markets
- #5 in 2019 ranking[2]



9M 2020 Core Bank Revenues
Corporate Bank
IPB India
Wealth Management
Asset Management
Financing / O&A
Credit trading
FX / Rates

Asset Management / DWS

- Focused primarily on institutional clients, leveraging the International Private Bank channels and strategic partnerships
- Top 3 foreign JV in China[3]

International Private Bank

- Focused on capturing (U)HNW wealth for offshore China, South East Asia and non-resident Indians globally as well as Business / Personal banking in India

(1) Excl. delivery hubs performing largely infrastructure functions for the Group
(2) Based on revenues, source: FY19 Competitor Benchmarking analysis, as per DB taxonomy
(3) Based on Assets under Management

Our path to growing profitability

RoTE[1], in %

Core Bank



8%
>10%
~15%
2019
9M 2020
2022
Outlook

Driver	Measures
Leveraging our strengths	— Comprehensive product and service capabilities — Deep knowledge, industry-leading solutions, advisory capabilities — Cross-border focus, with differentiated intra-Asia expertise — Go-to bank for FIC and Financing in Asia — Award-winning RMB house
Client centricity	— Improved cooperation model between Investment Bank and Wealth Management — Aligned FIC and Corporate Bank coverage
Benefit from structural trends	— Leveraging local market expertise to support clients' shifting supply chains — Use global network to support international expansion of Asia — Gain market share through leadership in ESG solutions
Investments in our platform	— Strengthening client coverage — Increased capital allocation to growth engines (e.g. India) — Deepening local market capabilities (e.g. Australia cash branch) — Technology (e.g. GEM Connect)

(1) Calculated on managed view - includes resources used by the region but booked centrally

Conclusion

- Transformation broadly complete
- Focused on profitable, well-controlled growth
- Well positioned to capitalize on the growth opportunities in this exciting region


Deutsche Bank
Appendix

Speaker biography



Alexander von zur Mühlen became a Member of the Management Board on August 1, 2020. He is the Regional CEO for Asia Pacific.

Alexander von zur Mühlen joined Deutsche Bank in 1998 and over the years has held a range of senior management roles in London and Frankfurt across infrastructure and business divisions. Prior to his current role, he was Head of Group Strategy. Before that, he served as Co-Head of Global Capital Markets, with a regional focus on Asia Pacific and EMEA. From 2009 to 2017, he was Group Treasurer.

Alexander von zur Mühlen holds a Diploma in Business Administration from the Berlin School of Economics and Law.

Recent accolades for Deutsche Bank Asia Pacific

Leading global bank in the region

— Asia Market Maker of the Year (Asia Risk, 2020)
— #1 for Asia Trade Finance (Euromoney, 2019)
— 24hr liquidity in RMB via global trading hubs
— Top market maker on China Bond Connect

Strong brand recognition

— RMB House of the Year (Asia Risk, 2019)
— #1 for FX in India and Malaysia (Asiamoney FC Survey, 2020)
— Best Domestic Custodian of the Year in India, Indonesia, Malaysia, Philippines, Vietnam (The Asset, 2019)

Leadership in sustainability

— Only known peer to establish bank-wide APAC ESG team and capability
— ESG Deal of the Year (Asia Risk, 2020)
— Best Renewable Energy Deal of the Year – APAC (The Asset, 2020)

Extensive banking product suite

— Full China Type A bond license (one of only 2 foreign banks)


EUROMONEY
TRADE FINANCE
2019
AsiaRisk Awards 2020 Winner
Market maker of the year
Deutsche Bank
AsiaRisk Awards 2020 Winner
Deal of the year
Deutsche Bank
AsiaRisk Awards 2020 Winner
Crisis response of the year
Deutsche Bank

Further accolades in the region

— Best FX Provider (China FX Trading System, 2020)
— Crisis Response of the Year (Asia Risk, 2020)
— Best Corporate Trust Bank – APAC (The Asset, 2020)
— Best M&A House in Malaysia (The Asset, 2019)
— Best Private Bank Influence (Global Wealth Finance, 2020)
— Best Fund Provider – EM Bond (2020 Asian Private Banker)

Cautionary statements

Non-IFRS Financial Measures

This document contains non-IFRS financial measures. For a reconciliation to directly comparable figures reported under IFRS, to the extent such reconciliation not provided herein, please refer to the Financial Data Supplement which can be downloaded from www.db.com/ir.

Forward-Looking Statements

This document contains forward-looking statements. Forward-looking statements are statements that are not historical facts; they include statements about our beliefs and expectations and the assumptions underlying them. These statements are based on plans, estimates and projections as they are currently available to the management of Deutsche Bank. Forward-looking statements therefore speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

By their very nature, forward-looking statements involve risks and uncertainties. A number of important factors could therefore cause actual results to differ materially from those contained in any forward-looking statement. Such factors include the conditions in the financial markets in Germany, in Europe, in the United States and elsewhere from which we derive a substantial portion of our revenues and in which we hold a substantial portion of our assets, the development of asset prices and market volatility, potential defaults of borrowers or trading counterparties, the implementation of our strategic initiatives, the reliability of our risk management policies, procedures and methods, and other risks referenced in our filings with the U.S. Securities and Exchange Commission. Such factors are described in detail in our SEC Form 20-F of 20 March 2020 under the heading "Risk Factors." Copies of this document are readily available upon request or can be downloaded from www.db.com/ir.